CREDIT AGREEMENT

                                   among

                        HVIDE MARINE INCORPORATED,
                                as Borrower

                          BANKERS TRUST COMPANY,
                          as Administrative Agent

                      DEUTSCHE BANK SECURITIES INC.,
                     as Lead Arranger and Book Manager

                                    and

                        MEESPIERSON CAPITAL CORP.,
                           as Syndication Agent
                              and Co-Arranger

                                    and

                            The Various Persons
               from time to time parties to this Agreement,
                                as Lenders

                               $ 225,000,000


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                               CREDIT AGREEMENT
                          DATED AS OF DECEMBER 15, 1999


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                              WHITE & CASE LLP
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



                  CREDIT AGREEMENT dated as of December 15, 1999 among HVIDE MARINE INCORPORATED, a corporation existing under the laws of Delaware, as borrower (the "Borrower"), Bankers Trust Company ("BTCo"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders from time to time parties hereto, Deutsche Bank Securities, Inc. ("DBSI"), as lead arranger and book manager (the "Lead Arranger"), and MeesPierson Capital Corp. ("MP"), as syndication agent and co-arranger (the "Syndication Agent") and the Lenders.


                                W I T N E S S E T H:


                  WHEREAS, on November 2, 1999, the United States Bankruptcy Court (the "Bankruptcy Court") approved the Disclosure Statement relating to the First Amended Joint Plan of Reorganization dated November 1, 1999, pursuant to
Section 1125 of the Bankruptcy Code and entered an order relating to (i) the solicitation of acceptances or rejections of the First Amended Joint Plan of Reorganization (the "Reorganization Plan") and (ii) the hearing to consider confirmation of the Reorganization Plan;

                  WHEREAS,   on  December  9,  1999,  the  US  Bankruptcy  Court
confirmed the Reorganization Plan and entered the Confirmation Order;

                  WHEREAS, the Borrower has applied to the Lenders for a term loan, revolving credit and letter of credit facility in an aggregate amount not to exceed $225,000,000 (subject to voluntary reductions in accordance with Section 3.02), which may be used (x) to repay the amount owed by the Borrower under its debtor-in-possession credit facility (the "DIP Facility") and (y) to provide for working capital, capital expenditures and general corporate purposes and payments of professional fees and expenses;

                  WHEREAS, subject to and upon the terms and conditions herein set forth, and in the Reorganization Plan, the Lenders are willing to make available to the Borrower the credit facilities provided for herein.


                  NOW, THEREFORE, IT IS AGREED:

                  Section 1.  Loans.

                  1.01 Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Lender with a Tranche A Term Loan Commitment severally agrees to make, on the Effective Date, a term loan (each, a "Tranche A Term Loan" and, collectively, the "Tranche A Term Loans") to the Borrower, which Tranche A Term Loans (i) shall be made and maintained as Base Rate Loans until the 10th day following the Effective Date, and thereafter, at the option of the Borrower, converted into, Base Rate Loans or Eurodollar Loans, provided that,
(A) except as otherwise specifically provided in Section 1.10(b), all Tranche A Term Loans comprising the same Borrowing shall at all times be of the same Type and (B) unless the Administrative Agent has determined that the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), no more than three Borrowings of Tranche A Term Loans to be maintained as Eurodollar Loans may be incurred after the 10th day following the Effective Date and prior to the 90th day after the Effective Date (each of which Borrowings of Eurodollar Loans may only have an Interest Period of one month, and the first of which Borrowings may only be made on a single date on or after the Effective Date and on or before the sixth Business Day following the Effective Date and the second and third of which Borrowings may only be made on the last day of the Interest Period of the first such Borrowing and the second such Borrowing, respectively) and (ii) shall be made by each Lender in that initial aggregate principal amount as is equal to the Tranche A Term Loan Commitment of such Lender on such date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)). Once repaid, Tranche A Term Loans incurred here-under may not be reborrowed.

                  (b) Subject to and upon the terms and conditions set forth herein, each Lender with a Tranche B Term Loan Commitment severally agrees to make, on the Effective Date, a term loan (each, a "Tranche B Term Loan" and, collectively, the "Tranche B Term Loans") to the Borrower, which Tranche B Term Loans (i) shall be made and maintained as Base Rate Loans until the 10th day following the Effective Date, and thereafter, at the option of the Borrower, converted into, Base Rate Loans or Eurodollar Loans, provided that, (A) except as otherwise specifically provided in Section 1.10(b), all Tranche B Term Loans comprising the same Borrowing shall at all times be of the same Type and (B) unless the Administrative Agent has determined that the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), no more than three Borrowings of Tranche B Term Loans to be maintained as Eurodollar Loans may be incurred after the 10th day following the Effective Date and prior to the 90th day after the Effective Date (each of which Borrowings of Eurodollar Loans may only have an Interest Period of one month, and the first of which Borrowings may only be made on a single date on or after the Effective Date and on or before the sixth Business Day following the Effective Date and the second and third of which Borrowings may only be made on the last day of the Interest Period of the first such Borrowing and the second such Borrowing, respectively) and (ii) shall be made by each Lender in that initial aggregate principal amount as is equal to the Tranche B Term Loan Commitment of such Lender on such date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(c)). Once repaid, Tranche B Term Loans incurred hereunder may not be reborrowed.

                  (c) Subject to and upon the terms and conditions set forth herein, each Lender with a Tranche C Term loan Commitment severally agrees to make, on the Effective Date, a term loan (each, a "Tranche C Term Loan" and, collectively, the "Tranche C Term Loans") to the Borrower, which Tranche C Term Loans (i) shall be made and maintained as Base Rate Loans until the 10th day following the Effective Date, and thereafter, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that, (A) except as otherwise specifically provided in Section 1.10(b), all Tranche C Term Loans comprising the same Borrowing shall at all times be of the same Type and (B) unless the Administrative Agent has determined that the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), no more than three Borrowings of Tranche C Term Loans to be maintained as Eurodollar Loans may be incurred after the 10th day following the Effective Date and prior to the 90th day after the Effective Date (each of which Borrowings of Eurodollar Loans may only have an Interest Period of one month, and the first of which Borrowings may only be made on a single date on or after the Effective Date and on or before the sixth Business Day following the Effective Date and the second and third of which Borrowings may only be made on the last day of the Interest Period of the first such Borrowing and the second such Borrowing, respectively) and (ii) shall be made by each Lender in that initial aggregate principal amount as is equal to the Tranche C Term Loan Commitment of such Lender on such date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(d)). Once repaid, Tranche C Term Loans incurred hereunder may not be reborrowed.

                  (d) Subject to and upon the terms and conditions set forth herein, each Lender with a Revolving Loan Commitment severally agrees to make, at any time and from time to time on or after the Effective Date and prior to the Revolving Maturity Date, a loan or loans to the Borrower (each a "Revolving Loan" and collectively the "Revolving Loans"), which Revolving Loans:

                 (i) shall be made and maintained as Base Rate Loans until the 10th day following the Effective Date, and thereafter, at the option of the Borrower, be converted into, Base Rate Loans or Eurodollar Loans, provided that, (A) except as otherwise specifically provided in Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type and (B) unless the Administrative Agent has determined that the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), no more than three Borrowings of Revolving Loans to be maintained as Eurodollar Loans may be incurred after the 10th day following the Effective Date and prior to the 90th day after the Effective Date (each of which Borrowings of Eurodollar Loans may only have an Interest Period of one month, and the first of which Borrowings may only be made on a single date on or after the Effective Date and on or before the sixth Business Day following the Effective Date and the second and third of which Borrowings may only be made on the last day of the Interest Period of the first such Borrowing and the second such Borrowing, respectively);

                (ii) may be repaid and reborrowed in accordance with the provisions hereof and

               (iii) shall not exceed for any Lender at any time outstanding that aggregate principal amount which, when added to such Lender's Proportionate Share of the aggregate amount of all Letter of Credit Outstandings and outstanding Swingline Loans, equals the Revolving Commitment of such Lender at such time.

                  (e) Subject to and upon the terms and conditions herein set forth, the Swingline Lender in its individual capacity agrees to make at any time and from time to time on and after the Effective Date and prior to the Swingline Expiry Date, a revolving loan or revolving loans (each, a "Swingline Loan" and, collectively, the "Swingline Loans") to the Borrower, which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Revolving Loans then outstanding and the Letter of Credit Outstandings at such time, an amount equal to the Total Revolving Loan Commitment at such time, (iv) shall not exceed at any time outstanding the Maximum Swingline Amount and (v) shall not be extended if the Swingline Lender receives a written notice from the Administrative Agent or the Required Lenders that has not been rescinded that there is a Default or an Event of Default in existence hereunder. Notwithstanding the foregoing, the Swingline Lender shall not be obligated to make Swingline Loans if a Lender Default exists, unless the Swingline Lender has entered into arrangements satisfactory to it and the Borrower to eliminate the Swingline Lender's risks with respect to the participation in Swingline Loans of the relevant Defaulting Lender or Lenders, including cash collateralizing, such Defaulting Lender's or Lenders' Proportionate Share of outstanding Swingline Loans.

                  (f) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the other Lenders that its outstanding Swingline Loans shall be funded with a Borrowing of Revolving Loans (provided that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 9.09 or upon the exercise of any of the remedies provided in the last paragraph of Section 9), in which case a Borrowing of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all Lenders with a Revolving Loan Commitment (without giving effect to any reductions thereto pursuant to the last paragraph of Section 9) pro rata based on each Lender's Proportionate Share and the proceeds thereof shall be paid directly to the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each such Lender hereby irrevocably agrees to make Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder, (ii) whether any conditions specified in Section 5 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing and (v) the amount of the Total Revolving Loan Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each such Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause such Lenders to share in such Swingline Loans ratably based upon their respective Proportionate Shares (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 9), provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and
(y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay the Swingline Lender interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter.

         1.02 Notice of Borrowing. (a) Borrowings (other than Borrowing of Swingline Loans) shall be made on notice from the Borrower to the Administrative Agent at its Notice Office, given not later than 12:00 Noon New York City time on the first Business Day prior to the date on which any proposed Borrowing consisting of Base Rate Loans is requested to be made and on the third Business Day prior to the date on which any proposed Borrowing consisting of Eurodollar Loans is requested to be made. Each Notice of Borrowing shall be given by either telephone, telecopy, telex, facsimile or cable, and, if by telephone, confirmed in writing, substantially in the form of Exhibit A (the "Notice of Borrowing"), appropriately completed to specify the aggregate principal amount of the Loans to be made pursuant to such Borrowing, the date of such Borrowing (which shall be a Business Day), whether the Loans being made pursuant to such Borrowing shall constitute Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans or Revolving Loans and whether the Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Lender, which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed Borrowing, of such Lender's pro rata share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing. Each Notice of Borrowing shall (x) (unless deemed to be rescinded by the Borrower pursuant to Section 1.10(a) or cancelled by the Borrower pursuant to Section 1.10(b)) be irrevocable by and binding on the Borrower and (y) be executed by a Responsible Officer who shall certify that, to the best of such officer's knowledge and without personal liability,
(a) the proposed extension of credit and its intended use are consistent with the terms of the Credit Documents, (b) unless the Borrowing is incurred in order to repay Unpaid Drawings pursuant to Section 2.04(a), the Borrower and the Subsidiary Guarantors have observed or performed all of their covenants and other agreements and have satisfied in all material respects every condition contained in the Credit Documents to be observed, performed or satisfied by the Borrower or such Subsidiary Guarantors and (c) such officer has no knowledge of any Default or Event of Default.

                  (b) Whenever the Borrower desires to make a Borrowing of Swingline Loans hereunder, it shall give the Swingline Lender not later than 2:00 p.m. (New York City time) on the date that a Swingline Loan is to be made, written notice or telephonic notice promptly confirmed in writing of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and specify in each case (A) the date of Borrowing (which shall be a Business Day) and (B) the aggregate principal amount of the Swingline Loans to be made pursuant to such Borrowing.

                  (c) The Borrower shall provide the Administrative Agent with a specimen signature of each of the Responsible Officers, who shall be the sole
Persons authorized to request Loans on behalf of the Borrower. The Administrative Agent shall be entitled to rely conclusively on such Responsible Officers' authority to request Loans on behalf of the Borrower until the Administrative Agent receives written notice to the contrary. The Administrative Agent shall have no duty to verify the authenticity of the signature appearing on any Notice of Borrowing and, with respect to an oral request for Loans, the Administrative Agent, acting in good faith, shall have no duty to verify the identity of any individual representing himself as one of the Responsible Officers authorized to make such request on behalf of the Borrower. Neither the Administrative Agent nor any of the Lenders shall incur any liability to the Borrower as a result of acting upon any telephonic notice referred to in this
Section 1.02(c) which notice the Administrative Agent believes in good faith to have been given by a Responsible Officer on behalf of the Borrower or for otherwise acting reasonably and in good faith under this Section 1.02(c) and, upon the funding of Loans by the Lenders in accordance with this Agreement, pursuant to any such telephonic notice, the Borrower shall be deemed to have made a Borrowing of Loans hereunder.

1.03 Minimum Amount of Each Borrowing; Limitation on Number of Borrowings. In a Notice of Borrowing, the Borrower may request one or more Borrowings on a single day; provided that at no time shall there be outstanding more than eight
Borrowings of Eurodollar Loans. Each Borrowing shall, unless otherwise specifically provided herein, consist entirely of Loans of the same Type and shall be in an aggregate amount for all Lenders of not less than the Minimum Borrowing Amount, if applicable, for such Borrowing and if greater than the Minimum Borrowing Amount, such Borrowing shall be in an integral multiple of $500,000. Unless otherwise requested in the applicable Notice of Borrowing, all Loans shall be Base Rate Loans. The aggregate principal amount of each Borrowing of Swingline Loans shall not be less than $50,000.

                  1.04 Disbursement of Funds.  Except as otherwise  specifically provided in the immediately succeeding sentence, no later than 12:00 Noon (New York City time) on the date specified in each Notice of Borrowing (or in the case of Swingline Loans, not later than 3:00 P.M. (New York City time) on the date specified pursuant to Section 1.02(b)), each Lender with a Commitment within the respective Tranche will make available its pro rata portion of each such Borrowing requested to be made on such date. All such amounts shall be made available in Dollars and in immediately available funds at the Payment Office of the Administrative Agent, and the Administrative Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Lenders (prior to 1:00 P.M. (New York City time) on such day to the extent of funds actually received by the Administrative Agent prior to 12:00 Noon (New York City time) on such day) (or in the case of Swingline Loans, the Swingline Lender shall make available the full amount thereof). Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, the overnight Federal Funds Rate and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder. No Commitment of any Lender shall be increased or otherwise affected, and performance by the Borrower shall not be excused, by the operation of this Section 1.04.

                  1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Lender shall be evidenced, to the extent requested by such Lender, (i) if Tranche A Term Loan, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, a "Tranche A Term Note" and, collectively, the "Tranche A Term Notes"), (ii) if Tranche B Term Loan, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, a "Tranche B Term Note" and, collectively, the "Tranche B Term Notes"), (iii) if Tranche C Term Loan, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each, a "Tranche C Term Note" and collectively, the "Tranche C Term Notes"),
(iv) if Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-4, with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes") and (v) if Swingline Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-5, with blanks appropriately completed in conformity herewith (the "Swingline Note").

                  (b) The Tranche A Term Note issued to each requesting Lender shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender or its registered assigns and be dated the Effective Date (or, in the case of Tranche A Term Notes issued after the Effective Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Tranche A Term Loan made by such Lender on the Effective Date (or, in the case of Tranche A Term Notes issued after the Effective Date, be in a stated principal amount equal to the outstanding principal amount of the Tranche A Term Loan of such Lender on the date of the issuance thereof) and be payable in the principal amount of Tranche A Term Loans evidenced thereby, (iv) mature on the Tranche A Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment and mandatory repayment as provided in Sections 4.01 and
4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (c) The Tranche B Term Note issued to each requesting Lender shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender or its registered assigns and be dated the Effective Date (or, in the case of Tranche B Term Notes issued after the Effective Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Tranche B Term Loan made by such Lender on the Effective Date (or, in the case of Tranche B Term Notes issued after the Effective Date, be in a stated principal amount equal to the outstanding principal amount of the Tranche B Term Loan of such Lender on the date of the issuance thereof) and be payable in the principal amount of Tranche B Term Loans evidenced thereby, (iv) mature on the Tranche B Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment and mandatory repayment as provided in Sections 4.01 and
4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (d) The Tranche C Term Note issued to each requesting Lender shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender or its registered assigns and be dated the Effective Date (or, in the case of Tranche C Term Notes issued after the Effective Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Tranche C Term Loan made by such Lender on the Effective Date (or, in the case of Tranche C Term Notes issued after the Effective Date, be in a stated principal amount equal to the outstanding principal amount of the Tranche C Term Loan of such Lender on the date of the issuance thereof) and be payable in the principal amount of Tranche C Term Loans evidenced thereby, (iv) mature on the Tranche C Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment and mandatory repayment as provided in Sections 4.01 and
4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (e) The Revolving Note issued to each requesting  Lender shall
(i) be executed by the Borrower, (ii) be payable to the order of such Lender or its registered assigns and be dated the Effective Date (or, in the case of Revolving Notes issued after the Effective Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Lender and be payable in the principal amount of the Revolving Loans evidenced thereby, (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment and mandatory repayment as provided in Sections 4.01 and 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (f) The Swingline Note issued, if requested, to the Swingline Lender shall (i) be executed by the Borrower, (ii) be payable to the order of the Swingline Lender and be dated the Effective Date (or, in the case of any Swingline Note issued after the Effective Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the principal amount of the outstanding Swingline Loans evidenced thereby, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans evidenced thereby and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (g) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of any of its Notes, endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation or endorsement shall not affect the Borrower's obligations in respect of such Loans.

                  1.06 Conversions and Continuations. On and after the 10th day following the Effective Date, the Borrower shall have the option (x) to convert, on any Business Day, all or a portion equal to not less than the Minimum Borrowing Amount (if applicable) of the outstanding principal amount of the Loans (other than Swingline Loans, which shall be maintained as Base Rate Loans) made to it pursuant to one or more Borrowings of one Type of Loans into a Borrowing of another Type of Loans (of the same Tranche) or (y) to continue an outstanding Borrowing of Eurodollar Loans for an additional Interest Period upon the expiration of the then current Interest Period, provided that (i) Eurodollar Loans may be continued or converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being continued or converted, (ii) no partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of Eurodollar Loans made pursuant to any single Borrowing to less than the Minimum Borrowing Amount applicable thereto, (iii) Base Rate Loans may only be converted into Eurodollar Loans if no Default under Section 9.01 or 9.09 or Event of Default is in existence on the date of the conversion and the Administrative Agent or the Required Lenders shall have determined in its or their sole discretion not to permit such conversion and (iv) Swingline Loans may not be converted pursuant to this Section 1.06. Each such conversion or continuation shall be effected by the Borrower giving the Administrative Agent, at its Notice Office prior to 12:00 Noon (New York City time) notice thereof (i) at least three Business Days in advance in the case of conversions into Eurodollar Loans and continuations thereof or (ii) on the Business Day of the proposed conversion date in the case of conversions into Base Rate Loans (each a "Notice of Conversion/Continuation") specifying the Loans to be so converted or continued and, if to be converted into Eurodollar Loans or continued as Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion or continuation, as applicable. Notices of Conversion/Continuation shall be given by telephone, telecopy, telex, facsimile or cable, confirmed promptly in writing if by telephone.

                  1.07 Pro Rata Borrowings. All Borrowings of Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Revolving Loans under this Agreement shall be incurred from the Lenders pro rata on the basis of their respective Tranche A Term Loan Commitments, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments or Revolving Loan Commitments, as the case may be. Swingline Loans shall be incurred from the Swingline Lender.

                  1.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan made to it from the date the proceeds thereof are made available to the Borrower until the conversion or maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate in effect from time to time.

                  (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan made to it from the date of the Borrowing thereof until the conversion or maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Eurodollar Rate for such Interest Period.

                  (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of (x) 2% per annum in excess of the rate otherwise applicable to Base Rate Loans of the respective Tranche of Loans from time to time (or, if such overdue amount is not interest or principal in respect of a Loan, 2% per annum in excess of the rate otherwise applicable to Base Rate Loans which are Revolving Loans from time to time) and (y) the rate which is 2% in excess of the rate then borne by such Loans, in each case with such interest to be payable on demand.

                  (d) Accrued (and theretofore unpaid) interest shall be payable
(i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto, (iii) in respect of any Eurodollar Loan, on any repayment, prepayment or conversion date (on the amount prepaid or converted), and (iv) in respect of any Loan, at maturity (whether by acceleration or otherwise).

                  (e) Upon each Interest Determination Date, the Administrative Agent shall determine the interest rate applicable to Eurodollar Loans for each Interest Period and shall promptly notify the Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  1.09 Interest Periods. All Borrowings of Eurodollar Loans shall, as selected by the Borrower, have an interest period (the "Interest Period") of one, two, three or six months, or to the extent available to each Lender, nine or twelve months, provided that:

                 (i) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of a different Type or continuation of an existing Eurodollar Loan) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

                (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

               (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                (iv) no Interest Period may be elected at a time when a Default under Section 9.01 or Section 9.09 or an Event of Default is then in existence if the Administrative Agent or the Required Lenders shall have determined in its or their sole discretion not to permit such election;

                 (v) no Interest Period in respect of any Borrowing of Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans, as the case may be, shall be selected which extends beyond any date upon which a mandatory repayment of such Tranche of Term Loans will be required to be made under Section 4.02(d), (e) or (f), as the case may be, if the aggregate principal amount of Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans, as the case may be, which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans, as the case may be, then outstanding less the aggregate amount of such required prepayment; and

                (vi) no Interest Period in respect of any Borrowing of any Tranche of Loans shall extend beyond the respective Maturity Date for such Tranche of Loans.

If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect a new Interest Period to be applicable to such Borrowing as provided above (or is not permitted to elect an Interest Period by virtue of the application of clause (iv) above), the Borrower shall be deemed to have elected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of such current Interest Period.

                  1.10 Increased Costs, Illegality, etc. (a) In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

                 (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order or guideline, or any request or directive (whether or not having the force of law) by any Governmental Authority (including any central bank, Superintendent of Financial Institutions or other comparable authority or agency) (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to:
         (A) a change in the basis of taxation of payment to such Lender of the principal of or interest on such Eurodollar Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Lender, or any franchise tax based on the net income or profits of such Lender, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is incorporated or organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to Section 4.04(a), or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances since the date of this Agreement affecting such Lender or the interbank Eurodollar market or the position of such Lender in such market; or

               (iii) at any time, that the making or continuance of any Eurodollar Loan by such Lender has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by such Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion/Continuation given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall, subject to the provisions of Section 12.15 (to the extent applicable) pay to such Lender, within 15 days after written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, submitted to the Borrower by such Lender in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law. Each of the Administrative Agent and each Lender agrees that if it gives notice to the Borrower of any of the events described in clause (i) or (iii) above, it shall promptly notify the Borrower and, in the case of any such Lender, the Administrative Agent, if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to a Lender, the obligations of such Lender to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein shall be reinstated.

                  (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in
Section 1.10(a)(iii) shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent notice by telephone, telecopy, telex, facsimile or cable, immediately confirmed in writing if by telephone, on the same date that the Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan, provided that, if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.10(b).

                  (c) If at any time after the date of this Agreement any Lender determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any Governmental Authority (including any central bank, Superintendent of Financial Institutions or other comparable authority or agency) will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitment hereunder or its obligations hereunder, then the Borrower shall, subject to the provisions of Section 12.15 (to the extent applicable), pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase or reduction of capital as the case may be. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Lender's reasonable good faith determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall show the basis for calculation of such additional amounts.

                  1.11 Compensation. The Borrower shall, subject to the provisions of Section 12.15 (to the extent applicable), compensate each Lender, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans (but excluding any loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of the Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Eurodollar Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made pursuant to Section 1.10(b).

                  1.12 Change of Applicable Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), 1.10(c), 2.05 or 4.04 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its applicable lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the rights of any Lender provided in Sections 1.10, 2.05 and 4.04.

                  1.13 Replacement of Lenders. (x) If any Lender becomes a Defaulting Lender or otherwise defaults in its obligations hereunder, (y) upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), 1.10(c), 2.05 or 4.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs in excess of those being generally charged by the other Lenders or (z) as provided in Section 12.11(b) in the case of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, the Borrower shall have the right, if no Default or Event of Default will exist immediately after giving effect to the respective replacement, to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") reasonably acceptable to the Administrative Agent, provided that (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 12.04(b) (and with all fees payable pursuant to said Section 12.04(b) to be paid at such time) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans (or in the case of the replacement of only (a) the Revolving Loan Commitment, the Revolving Loan Commitment and outstanding Revolving Loans or (b) the outstanding Term Loans of one or more Tranches, the outstanding Term Loans of the respective Tranche or Tranches) of, and in each case (except for the replacement of only the outstanding Term Loans of one or more Tranches of the respective Lender) participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans (or in the case of the replacement of only
(I) the Revolving Loan Commitment, the outstanding Revolving Loans or (II) the Term Loans of one or more Tranches, the outstanding Term Loans of such Tranche or Tranches) of the Replaced Lender, (B) except in the case of the replacement of only the outstanding Term Loans of one or more Tranches of a Replaced Lender, an amount equal to all Unpaid Drawings that have not been repaid that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender pursuant to
Section 3.01 or participation in any Swingline Loan and (y) the Administrative Agent an amount equal to such Replaced Lender's Proportionate Share (for this purpose, determined as if the adjustment described in clause (y) of the immediately succeeding sentence had been made with respect to such Replaced Lender) of any Unpaid Drawing (which at such time remains an Unpaid Drawing that has not been repaid) or participation in any Swingline Loan to the extent such amount was not theretofore funded by such Replaced Lender, and (ii) all obligations of the Borrower owing to the Replaced Lender (other than those (a) specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid or (b) relating to any Tranche of Loans and/or Commitments of the respective Replaced Lender which will remain outstanding after giving effect to the respective replacement) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrower, (x) the Replacement Lender shall become a Lender hereunder and, unless the respective Replaced Lender continues to have outstanding Term Loans or a Revolving Loan Commitment hereunder, the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.08, 1.10, 1.11, 2.05, 4.04, 12.01 and 12.06), which shall survive as to such Replaced Lender and (y) in the case of a replacement of a Defaulting Lender with a Non-Defaulting Lender, the Proportionate Shares of the Lenders shall be automatically adjusted at such time to give effect to such replacement (and to give effect to the replacement of a Defaulting Lender with one or more Non-Defaulting Lenders).

                  Section 2.  Letters of Credit.

                  2.01 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may, no later than 30 days prior to the Revolving Loan Maturity Date, request that any Issuing Lender issue, at any time and from time to time on and after the Effective Date, (x) for the account of the Borrower and for the benefit of any holder (or any trustee, Administrative Agent or other similar representative for any such holders) of L/C Supportable Obligations of the Borrower or any of its Subsidiaries, a letter of credit in the form of an irrevocable standby letter of credit in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender (each such letter of credit, a "Standby Letter of Credit") in support of such L/C Supportable Obligations and (y) for the account of the Borrower and for the benefit of sellers of goods and services to the Borrower or any of its Subsidiaries, an irrevocable trade letter of credit in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender (each such letter of credit, a "Trade Letter of Credit", and each such Trade Letter of Credit and each Standby Letter of Credit, a "Letter of Credit") in support of commercial transactions of the Borrower or any of its Subsidiaries. All Letters of Credit shall be issued on a sight basis only.

                  (b)      Letters of Credit shall be issued in Dollars.

                  (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued, the Stated Amount of which, when added to the Letter of Credit Outstandings at such time would exceed $10,000,000 (the "LC Sublimit"), (ii) no Letter of Credit shall be issued the Stated Amount of which, when added to all Letter of Credit Outstandings at such time and the aggregate outstanding principal amount of Revolving Loans and Swingline Loans at such time, would exceed the Total Revolving Loan Commitment (after giving effect to any reduction thereto on such date), (iii) each Standby Letter of Credit shall have an expiry date occurring not later than one year after such Letter of Credit's date of issuance (although any Letter of Credit may be extendable (whether automatically or otherwise for successive periods of up to 12 months on terms acceptable to the Issuing Lender but not beyond the fifth Business Day preceding the Revolving Loan Maturity Date), and (iv) each Trade Letter of Credit shall have an expiry date occurring not later than the earlier of (x) 180 days after the issuance thereof and (y) the thirtieth Business Day preceding the Revolving Loan Maturity Date.

                  (d) Each Issuing Lender may agree, in its sole discretion, and BTCo in its capacity as an Issuing Lender hereby agrees that, in the event a requested Letter of Credit is not issued by one of the other Issuing Lenders, it will (subject to the terms and conditions contained herein), at any time and from time to time on or after the Effective Date and no later than 10 days prior to the Revolving Loan Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the Borrower one or more Letters of Credit in support of such L/C Supportable Obligations or commercial transactions of the Borrower or its Subsidiaries as is permitted to remain outstanding without giving rise to a Default or Event of Default hereunder; provided that the respective Issuing Lender shall be under no obligation to issue any Letter of Credit if at the time of such issuance:

                 (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Lender from issuing such Letter of Credit or any requirement of law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Lender is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Lender as of the date hereof and which such Issuing Lender in good faith deems material to it;

                (ii) such Issuing Lender shall have received notice from any Lender prior to the issuance of such Letter of Credit of the type described in the penultimate sentence of Section 2.02(b)or

               (iii) a Lender Default exists, unless the Issuing Lender has entered into arrangements satisfactory to it and the Borrower to eliminate the Issuing Lender's risk with respect to the participation in Letters of Credit of the relevant Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender's or Lenders' Proportionate Share of the Letter of Credit Outstandings.

                  2.02 Letter of Credit Requests. (a) Whenever the Borrower desires that a Letter of Credit be issued for its account, the Borrower shall give the Administrative Agent and the respective Issuing Lender at least three
Business Days' (or such shorter period as is acceptable to the respective Issuing Lender) by facsimile written notice thereof. Each notice shall be in the form of Exhibit C (each a "Letter of Credit Request").

                  (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(c). Unless the respective Issuing Lender has received notice from any Lender before it issues a Letter of Credit that one or more of the conditions specified in Section 5 are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.01(c), then such Issuing Lender may issue the requested Letter of Credit for the account of the Borrower in accordance with such Issuing Lender's usual and customary practices. Upon its issuance or amendment of any Standby Letter of Credit, the Issuing Lender shall promptly notify the Borrower and the Administrative Agent, in writing, of such issuance or amendment, which notice shall be accompanied by a copy of such issuance or amendment. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender of such issuance or amendment, which notice shall be accompanied, if requested by any Lender, by a copy of such issuance or amendment.

                  2.03 Letter of Credit Participations. (a) Immediately upon the issuance by any Issuing Lender of any Letter of Credit, such Issuing Lender shall be deemed to have sold and transferred to each Lender with a Revolving Loan Commitment, other than such Issuing Lender (each such Lender, in its capacity under this Section 2.03, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Proportionate Share in such Letter of Credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto (other than the Facing Fees, which shall be for the account of the respective Issuing Lender), and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Loan Commitments or Proportionate Shares of the Lenders pursuant to
Section 1.13 or 12.04, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.03 to reflect the new Proportionate Shares of the assignor and assignee Lender or of all Lenders with Revolving Loan Commitments, as the case may be.

                  (b) In determining whether to pay under any Letter of Credit, such Issuing Lender shall have no obligation relative to the other Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Lender under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct as determined by a court of competent jurisdiction, shall not create for such Issuing Lender any resulting liability to the Borrower or any Lender.

                  (c) In the event that any Issuing Lender makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to such Issuing Lender pursuant to Section 2.04(a), such Issuing Lender shall promptly notify the Administrative Agent, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to such Issuing Lender the amount of such Participant's Proportionate Share of such unreimbursed payment in Dollars and in same day funds. If the Administrative Agent so notifies, prior to 12:00 Noon (New York City time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall use its best efforts to make available to such Issuing Lender such Participant's Proportionate Share of the amount of such payment on such Business Day in Dollars in same day funds or in any case, no later than 3:00 P.M. New York City time on the next succeeding Business Day. If and to the extent such Participant shall not have so made its Proportionate Share of the amount of such payment available to such Issuing Lender on the date of payment, such Participant agrees to pay to such Issuing Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to such Issuing Lender at the overnight Federal Funds Rate. The failure of any Participant to make available to such Issuing Lender its Proportionate Share of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to such Issuing Lender its Proportionate Share of any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to such Issuing Lender such other Participant's Proportionate Share of any such payment.

                  (d) Whenever any Issuing Lender receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, such Issuing Lender shall pay to each Participant which has paid its Proportionate Share thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the payment pursuant to clause (c) above.

                  (e) The obligations of the Participants to make payments to each Issuing Lender with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                 (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                (ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit);

               (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                 (v)     the occurrence of any Default or Event of Default.

                  2.04 Agreement to Repay Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the respective Issuing Lender, by making payment to the Administrative Agent in immediately available funds in Dollars at the Payment Office, for any payment or disbursement made by such Issuing Lender under any Letter of Credit (each such amount, so paid until reimbursed or repaid with the proceeds of a Revolving Loan in accordance with the terms hereof, an "Unpaid Drawing"), no later than three Business Days after the date of such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Lender, to the extent not reimbursed prior to 12:00 Noon (New York City time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Lender was reimbursed by the Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Base Rate Loans; provided, however, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York City time) on the fifth Business Day following the notice of such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Lender (and until reimbursed by the Borrower) at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Base Rate Loans plus 2%, in each such case, with interest to be payable on demand; provided further, however, that even if the conditions to Borrowing set forth herein are not met, the Borrower may request in accordance with Section 1.02 that the payments required to be made under this
Section 2.04(a) be made from the proceeds of a Base Rate Loan in an equivalent amount, and, to the extent so made, the Borrower's obligations to make such payments shall be discharged. The respective Issuing Lender shall give the Borrower prompt notice of each Drawing under any Letter of Credit, provided that the failure to give any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder.

                  (b) The obligations of the Borrower under this Section 2.04 to reimburse the respective Issuing Lender with respect to payments on Letters of Credit (each, a "Drawing") (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any Lender (including in its capacity as issuer of the Letter of Credit or as Participant), or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing, the respective Issuing Lender's only obligation to the Borrower being to confirm that any documents required to be delivered under such Letter of Credit to have been delivered and that they substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Lender under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, as determined by a court of competent jurisdiction, shall not create for such Issuing Lender any resulting liability to the Borrower.

                  2.05 Increased Costs. If at any time after the date of this Agreement, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any Governmental Authority (including any central bank, Superintendent of Financial Institutions or other comparable authority or agency) charged with the interpretation or administration thereof, or compliance by any Issuing Lender or any Participant with any request or directive by any such authority (whether or not having the force of law), or any change in GAAP, shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by any Issuing Lender or participated in by any Participant, or (ii) impose on any Issuing Lender or any Participant any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit, and the result of any of the foregoing is to increase the cost to any Issuing Lender or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Lender or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Issuing Lender or such Participant, or any franchise tax based on the net income or profits of such Lender or Participant, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to Section 4.04(a), then, upon demand to the Borrower by such Issuing Lender or any Participant (a copy of which demand shall be sent by such Issuing Lender or such Participant to the Administrative Agent) and subject to the provisions of Section 12.15 (to the extent applicable), the Borrower shall pay to such Issuing Lender or such Participant such additional amount or amounts as will compensate such Lender for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Any Issuing Lender or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.05, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by such Issuing Lender or such Participant (a copy of which certificate shall be sent by such Issuing Lender or such Participant to the Administrative Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such Issuing Lender or such Participant. The certificate required to be delivered pursuant to this Section
2.05 shall, if delivered in good faith and absent manifest error, be final and conclusive and binding on the Borrower. Notwithstanding the foregoing, a Lender shall not exercise any of its rights under this Section 2.05 with respect to the Borrower if it shall not at the time be the general policy or practice of such Lender to exercise provisions in other credit agreements similar to this Section
2.05 against other borrowers in substantially similar circumstances.

                  2.06 Indemnification from Lenders. To the extent the Issuing Lender is not reimbursed and indemnified by the Borrower, each Participant will reimburse and indemnify the Issuing Lender in proportion to its respective Commitment, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever (including all expenses which may be imposed on, incurred by or asserted against the Issuing Lender in performing its duties hereunder), in any way relating to or arising out of this Agreement; provided that no Participant shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Issuing Lender's gross negligence or willful misconduct as determined by a court of competent jurisdiction. The agreements contained in this Section shall survive any termination of this Agreement and the other Credit Documents and the payment in full of the Obligations.

                  Section 3.  Fees; Commitment; Reductions of Commitments.

                  3.01 Fees. (a) The Borrower agrees to pay the Administrative Agent a commitment commission (the "Commitment Commission") for distribution to each Non-Defaulting Lender with a Revolving Loan Commitment, for the period from and including the Effective Date until the Revolving Loan Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated) computed at a rate equal to 1/2 of 1% per annum on the average Unutilized
Revolving Loan Commitment of such Non-Defaulting Lender. Accrued Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date, and on the Revolving Loan Maturity Date (or upon such earlier date as the Total Revolving Loan Commitment shall be terminated).

                  (b) The Borrower agrees to pay the Administrative Agent (i) for pro rata distribution to each Lender with a Revolving Loan Commitment (based upon their respective Proportionate Shares) a fee in respect of each Letter of Credit (the "Letter of Credit Fee") for the period from and including the date of issuance of such Letter of Credit through the Termination Date of such Letter of Credit, computed at the rate equal to the Applicable Margin for Revolving Loans maintained as Eurodollar Loans per annum on the daily Stated Amount of such Letter of Credit, and (ii) a fee for the account of each Issuing Lender in respect of each Letter of Credit issued by it (the "Facing Fee"), for the period from and including the date of issuance of such Letter of Credit through the Termination Date of such Letter of Credit, computed at the rate equal to (A) in the case of Standby Letters of Credit, 0.25% per annum on the daily Stated Amount of such Standby Letters of Credit and (B) in the case of Trade Letters of Credit, 0.25% per annum on the daily Stated Amount of such Trade Letter of Credit; provided that in no event shall the annual Facing Fee with respect to any Letter of Credit be less than $500. Accrued Letter of Credit and Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the first date on and after the Revolving Loan Maturity Date on which no Letters of Credit remain outstanding.

                  (c) The Borrower shall pay, upon each payment under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be the administrative charge which the respective Issuing Lender is generally imposing in connection with such occurrence with respect to letters of credit.

                  (d) The Borrower shall pay to the Administrative Agent, for its own account, such fees as have been mutually agreed upon in writing by the Administrative Agent and the Borrower.

                  (e) All  computation of Fees shall be made in accordance  with
Section 12.07(b).

                  3.02 Voluntary Reduction of Commitments. Upon at least one Business Day's prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, without premium or penalty, to permanently reduce the Total Revolving Loan Commitment in whole or in part, in integral multiples of $500,000, provided that (x) no such reduction shall exceed the amount of the Aggregate Unutilized Revolving Loan Commitments as in effect immediately before giving effect to such reduction and (y) any such reduction shall apply proportionately to reduce (i) the Revolving Loan Commitment of each Lender that is not a Defaulting Lender with such a Commitment and (ii) the Revolving Loan Commitment of each Defaulting Lender as in effect prior to the time such Lender became a Defaulting Lender.

                  3.03 Mandatory Reduction of Commitments. (a) The Total Commitments (and the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment, the Tranche C Term Loan Commitment and the Revolving Loan Commitment of each Lender) shall terminate in their entirety on December 31, 1999 unless the Effective Date shall have occurred on or prior to such date.

                  (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Tranche A Term Loan Commitment (and the Tranche A Term Loan Commitment of each Lender) shall terminate in its entirety on the Effective Date (after giving effect to the making of the Tranche A Term Loans on such date).

                  (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Tranche B Term Loan Commitment (and the Tranche B Term Loan Commitment of each Lender) shall terminate in its entirety on the Effective Date (after giving effect to the making of the Tranche B Term Loans on such date).

                  (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Tranche C Term Loan Commitment (and the Tranche C Term Loan Commitment of each Lender) shall terminate in its entirety on the Effective Date (after giving effect to the making of the Tranche C Term Loans on such date).

                  (e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Lender) shall terminate in its entirety on the earlier of (x) the Revolving Loan Maturity Date and (y) unless the Required Lenders otherwise consent, on the date of any Change of Control.

                  (f) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date upon which a mandatory repayment of Term Loans pursuant to any of Sections 4.02(A)(g) through (k), inclusive, is required (and exceeds in amount the aggregate principal amount of Term Loans then outstanding) or would be required if Term Loans were then outstanding, the Total Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Sections (determined as if an unlimited amount of Term Loans were actually outstanding) exceeds the aggregate principal amount of Term Loans then outstanding.

                  (g) Each reduction to the Total Tranche A Term Loan Commitment, the Total Tranche B Term Loan Commitment, the Total Tranche C Term Loan Commitment and the Total Revolving Loan Commitment pursuant to this Section
3.03 shall be applied proportionately to reduce the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment, the Total Tranche C Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Lender with such a Commitment.

                  Section 4.  Prepayments; Payments.

                  4.01 Voluntary Prepayments. (a) The Borrower shall have the right to prepay Loans, without premium or penalty, in whole or in part from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent notice, in writing or by telephone, confirmed in writing, of its intent to make a prepayment (x) prior to 2 P.M. (New York City time) at its Notice Office at least three Business Days prior to the date of such prepayment in the case of Eurodollar Loans and (y) prior to 12 Noon (New York City time) at its Notice Office at least one Business Day prior to the date of such prepayment in the case of Base Rate Loans (or same day notice in the case of Swingline Loans, provided such notice is given prior to 12:00 Noon (New York City time), which notice in each case shall indicate whether Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans or Revolving Loans shall be prepaid, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Lenders; and (ii) each partial prepayment of any Borrowing shall be in an aggregate principal amount of at least the Minimum Borrowing Amount, if applicable, with respect thereto, provided that no partial prepayment of Eurodollar Loans shall reduce the outstanding Eurodollar Loans made pursuant to a Borrowing to an amount less than the Minimum Borrowing Amount with respect thereto. Each prepayment pursuant to this Section 4.01 in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among the Lenders making such Loans, provided that no such prepayment shall be applied to any Loans of a Defaulting Lender at any time when the Loans of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Proportionate Share of all Loans then outstanding. Prepayments of Eurodollar Loans made pursuant to this Section 4.01 on any day other than the last day of an Interest Period applicable thereto shall be accompanied by the amounts required under Section 1.11.

                  (b) Each amount required to be applied to Term Loans pursuant to this Section 4.01 shall be applied pro rata to each Tranche of Term Loans based upon the then remaining principal amounts of the respective Tranches (with each Tranche of Term Loans to be allocated that percentage of the amount to be applied as is equal to a fraction (expressed as a percentage) the numerator of which is the then outstanding principal amount of such Tranche of Term Loans and the denominator of which is equal to the then outstanding principal amount of all Term Loans). The amount of each principal repayment of Term Loans made pursuant to this Section 4.01 shall be applied to reduce the then remaining Scheduled Repayments of the respective Tranche of Term Loans pro rata based upon the then remaining principal amounts of the Scheduled Repayments of the respective Tranche of Term Loans after giving effect to all prior reductions thereto until all Term Loans are repaid in full.

                  4.02  Mandatory Prepayments.

                  (A) Requirements. (a) If on any date (and after giving effect to all other repayments on such date) the sum of the aggregate outstanding principal amount of Revolving Loans and Swingline Loans, plus the Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall repay on such date the principal of Swingline Loans and, if no Swingline Loans are or remain outstanding, Revolving Loans of Non-Defaulting Lenders as is equal to such excess. If, after giving effect to the prepayment of all outstanding Revolving Loans and Swingline Loans, the Letter of Credit Outstandings exceed the Total Revolving Loan Commitment as then in effect, the Borrower shall pay to the Administrative Agent an amount in cash and/or Cash Equivalents equal to 105% of such excess and the Administrative Agent shall hold such payment in an account established at BTCo in the name of the Administrative Agent for the benefit of the Lenders (and not release same, except as such excess is reduced) as security for the obligations of the Borrower.

                  (b) If on any date the sum of the outstanding principal amount of the Revolving Loans made by a Defaulting Lender exceeds the Revolving Loan Commitment of such Defaulting Lender as in effect prior to the time such Lender became a Defaulting Lender and after giving effect to any reduction of the Total Revolving Loan Commitment pursuant to Section 3.02, the Borrower shall repay the Revolving Loans of such Defaulting Lender in an amount equal to such excess.

                  (c) Notwithstanding anything to the contrary contained elsewhere in this Agreement, all then outstanding Loans of each Tranche shall be repaid in full on the earlier of (x) the respective Maturity Date of such Tranche (or the Swingline Expiry Date in the case of Swingline Loans) and (y) unless the Required Lenders otherwise consent, the occurrence of a Change of Control.

                  (d) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Tranche A Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(B)(b), a "Tranche A Scheduled Repayment," and each such date, a "Tranche A Scheduled Repayment Date"):

-------------------------------------------------- ------------------------
Tranche A
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2000                                     $1.25 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2000                                      $1.25 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2000                                 $1.25 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2000                                  $1.25 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2001                                     $1.875 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2001                                      $1.875 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2001                                 $1.875 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2001                                  $1.875 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2002                                     $3.125 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2002                                      $3.125 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2002                                 $3.125 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2002                                  $3.125 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2003                                     $5.625 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2003                                      $5.625 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2003                                 $5.625 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2003                                  $5.625 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2004                                     $6.875 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2004                                      $6.875 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2004                                 $6.875 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2004                                  $6.875 million
-------------------------------------------------- ------------------------

                  (e) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Tranche B Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(B)(b), a "Tranche B Scheduled Repayment," and each such date, a "Tranche B Scheduled Repayment Date"):

-------------------------------------------------- ------------------------
Tranche B
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2000                                     $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2000                                      $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2000                                 $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2000                                  $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2001                                     $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2001                                      $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2001                                 $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2001                                  $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2002                                     $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2002                                      $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2002                                 $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2002                                  $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2003                                     $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2003                                      $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2003                                 $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2003                                  $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2004                                     $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2004                                      $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2004                                 $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2004                                  $75,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2005                                     $7,125,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2005                                      $7,125,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2005                                 $7,125,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2005                                  $7,125,000
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------

-------------------------------------------------- ------------------------

                  (f) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Tranche C Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(B)(b), a "Tranche C Scheduled Repayment," and each such date, a "Tranche C Scheduled Repayment Date"):

-------------------------------------------------- ------------------------
Tranche C
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2000                                     $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2000                                      $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2000                                 $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2000                                  $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2001                                     $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2001                                      $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2001                                 $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2001                                  $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2002                                     $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2002                                      $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2002                                 $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2002                                  $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2003                                     $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2003                                      $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2003                                 $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2003                                  $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2004                                     $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2004                                      $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2004                                 $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2004                                  $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2005                                     $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2005                                      $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2005                                 $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2005                                  $237,500
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
March 31, 2006                                     $22.325 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
June 30, 2006                                      $22.325 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
September 30, 2006                                 $22.325 million
-------------------------------------------------- ------------------------
-------------------------------------------------- ------------------------
December 15, 2006                                  $22.325 million
-------------------------------------------------- ------------------------

                  (g) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date after the Effective Date upon which the Borrower or any of its Subsidiaries receives proceeds from the disposition of assets, an amount equal to 100% of the Net Sale Proceeds from such disposition of any assets (other than (i) such dispositions the Net Sale Proceeds of which are less than $100,000 per disposition, (ii) dispositions which are not excluded under clause (i), the Net Sale Proceeds of which not to exceed $5 million in any fiscal year of the borrower and (iii) dispositions permitted under Section 8.02(ii), (iv), (v) and (viii)) of the Borrower or any of its Subsidiaries shall be applied contemporaneously with the closing of such disposition to repay the outstanding Term Loans in accordance with the requirements of Section 4.02(B)(b);

                  (h) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date after the Effective Date upon which the Borrower or any of its Subsidiaries receives any proceeds from any sale or issuance of its equity (other than proceeds received (i) from the exercise of stock options granted to management, employees or directors as permitted hereunder, so long as the aggregate amount of cash proceeds pursuant to this clause does not exceed $1 million during any fiscal year of the Borrower, (ii) from the exercise of the warrants issued pursuant to the Reorganization Plan or in connection with the Senior Secured Second Lien Notes (the "Warrants") or (iii) from issuances of equity among the Credit Parties) an amount equal to 100% of the cash proceeds of the respective sale or issuance (net of underwriting discounts, fees and commissions and other direct costs and expenses associated therewith, including, without limitation, legal fees and expenses), shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Section 4.02(B)(b).

                  (i) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date after the Effective Date upon which the Borrower or any of its Subsidiaries receives any proceeds from any incurrence by the Borrower or any of its Subsidiaries of Indebtedness for borrowed money (other than Indebtedness permitted under Section 8.04), an amount equal to the cash proceeds (net of underwriting discounts, fees and commissions and other costs and expenses associated therewith including, without limitation, legal fees and expenses) of the respective incurrence of Indebtedness shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Section 4.02(B)(b).

                  (j) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within 10 days following each date after the Effective Date on which the Borrower or any of its Subsidiaries receives any proceeds from any Recovery Event ("Insurance Proceeds"), an amount equal to 100% of the proceeds of such Recovery Event (net of (x) reasonable cost of repairs and expenses including, without limitation, reasonable legal costs and expenses, and taxes incurred in connection with such Recovery Event and (y) any required repayment of Indebtedness encumbering the asset which is the subject of such Recovery Event) shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(B)(b); provided that so long as no Default or Event of Default then exists and such proceeds from such Recovery Event do not exceed $5,000,000, such Insurance Proceeds shall not be required to be so applied on such date to the extent that the Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating that such Insurance Proceeds shall be used to replace or restore any properties or assets in respect of which such Insurance Proceeds were paid within 180 days following the date of receipt of such Insurance Proceeds (which certificate shall set forth the estimates of the Insurance Proceeds so expended). Any such Insurance Proceeds not so used to replace assets within the 180 day period described above shall be used to repay Term Loans as required under this Section 4.02(A)(j).

                  (k) In addition to any other mandatory repayments pursuant to this Section 4.02, on each Excess Cash Payment Date, an amount equal to 75% (50% at any time the Leverage Ratio is 3.0:1.0 or lower) of the Excess Cash Flow for the relevant Excess Cash Payment Period shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(B)(b).

                  (B) Application. (a) With respect to each prepayment of Loans required pursuant to this Section 4.02, the Borrower may designate the Types of Loans of the respective Tranche which are to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which made, provided that: (i) if any prepayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, such Borrowing shall immediately be converted into Base Rate Loans; (ii) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among the Lenders making such Loans; (iii) notwithstanding the provisions of the preceding clause (ii), no prepayments made pursuant to the first sentence of Section 4.02(A)(a) shall be applied to the Revolving Loans of a Defaulting Lender and (iv) prepayments of Eurodollar Loans made pursuant to this Section 4.02 on any day other than the last day of an Interest Period applicable thereto (the "Affected Eurodollar Loans") shall be accompanied by the amounts required under Section 1.11; provided that the Borrower may, in lieu of making any payment required under Section 1.11 as a result of prepaying any Eurodollar Loan on a day other than the last day of the applicable Interest Period under this Section 4.02, initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected Eurodollar Loans with the Administrative Agent (which deposit must be equal in amount to the amount of the Affected Eurodollar Loans not immediately prepaid) to be held as security for the obligations of the Borrower hereunder pursuant to a cash collateral arrangement satisfactory to the Administrative Agent, which shall provide for investments satisfactory to the Administrative Agent, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of the Interest Period applicable to the Affected Eurodollar Loans (or such earlier date or dates as shall be requested by the Borrower), to repay an aggregate principal amount of such Loans equal to the Affected Eurodollar Loans not initially prepaid pursuant to this sentence. Notwithstanding anything to the contrary contained in the immediately preceding clause (iv), all amounts deposited as cash collateral pursuant to the immediately preceding sentence shall be held for the sole benefit of the Lenders whose Loans would otherwise have been immediately prepaid with the amounts deposited and upon the taking of any action by the Administrative Agent or the Lenders pursuant to the remedial provisions of Section 9, any amounts held as cash collateral pursuant to this Section 4.02(B) shall, subject to the requirements of applicable law, be immediately applied to repay Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

                  (b) Each amount required to be applied to Term Loans pursuant to Section 4.02(A)(d), (e), (f), (g), (h), (i), (j) and (k) shall be applied pro rata to each Tranche of Term Loans based upon the then remaining principal amounts of the respective Tranches (with each Tranche of Term Loans to be allocated that percentage of the amount to be applied as is equal to a fraction (expressed as a percentage) the numerator of which is the then outstanding principal amount of such Tranche of Term Loans and the denominator of which is equal to the then outstanding principal amount of all Term Loans. The amount of each principal repayment of Term Loans made as required by Sections 4.02(A)(d),
(e), (f), (g), (h), (i), (j), and (k) shall be applied (i) first to reduce the then remaining Scheduled Repayments of the respective Tranche of Term Loans pro rata based upon the then remaining principal amounts of the Scheduled Repayments of the respective Tranche of Term Loans after giving effect to all prior reductions thereto until all Term Loans are repaid in full and (ii) second, to the extent in excess of the amount required to be applied pursuant to the preceding clause (i), as a mandatory reduction to the Total Revolving Loan Commitment.

                  (c) Notwithstanding anything to the contrary contained in this
Section 4.02, with respect to any mandatory repayments of Tranche B Term Loans or Tranche C Term Loans (excluding Scheduled Repayments and repayments on the
Maturity  Dates  relating  thereto)  otherwise  required  above pursuant to this
Section 4.02, and with respect to that portion of any voluntary repayment of Term Loans pursuant to Section 4.01 which, in accordance with the provisions of clause (b) thereof is required to be applied to Tranche B Term Loans or Tranche C Term Loan, if on or prior to the date the respective mandatory repayment is otherwise required to be made pursuant to this Section 4.02 or on or prior to the date of the respective voluntary repayment pursuant to Section 4.01, the Borrower has given the Administrative Agent written notification that the Borrower has elected to give each Lender with a Tranche B Term Loan or Tranche C Term Loan the right to waive such Lender's rights to receive such repayment (the "Waivable Repayment"), the Administrative Agent shall notify such Lenders of such receipt and the amount of the repayment to be applied to each such Lender's Tranche B Term Loans or Tranche C Term Loans. In the event any such Lender with a Tranche B Term Loans or Tranche C Term Loans desires to waive such Lender's right to receive any such Waivable Repayment in whole or in part, such Lender shall so advise the Administrative Agent no later than 5:00 P.M. (New York City time) three Business Days after the date of such notice from the Administrative Agent which notice shall also include the amount the Lender desires to receive. If the Lender does not reply to the Administrative Agent within such three Business Day period, it will be deemed acceptance of the total payment. If the Lender does not specify an amount it wishes to receive, it will be deemed acceptance of 100% of the total payment. In the event that any such Lender waives such Lender's right to any such Waivable Repayment, the Administrative Agent shall apply 100% of the amount so waived by such Lenders to prepay the Tranche A Term Loans in accordance with Sections 4.01 or 4.02, as the case may be. Notwithstanding anything to the contrary contained above, (i) if one or more Lenders waives its right to receive all or any part of any Waivable Repayment, but less than all the Lenders holding Tranche B Term Loans or Tranche C Term Loans waive in full their right to receive 100% of the total payment otherwise required with respect to the Tranche B Term Loans or Tranche C Term Loans, then of the amount actually applied to the repayment of Tranche B Term Loans or Tranche C Term Loans of Lenders which have waived in part, but not in full, their right to receive 100% of such repayment, shall be applied to each then outstanding Borrowing of Tranche B Term Loans or Tranche C Term Loans on a pro rata basis (so that each Lender holding Tranche B Term Loans or Tranche C Term Loans shall, after giving effect to the application of the respective repayment, maintain the same percentage (as determined for such Lender, but not the same percentage as the other Lenders hold and not the same percentage held by such Lender prior to repayment) of each Borrowing of Tranche B Term Loans or Tranche C Term Loans which remains outstanding after giving effect to such application) and (ii) the Borrower's option pursuant to this Section 4.02(B)(c) with respect to a voluntary prepayment or mandatory prepayment shall only be applicable so long as any Tranche A Term Loans are outstanding.

                  4.03  Method  and  Place  of  Payment.   Except  as  otherwise
specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon (New York City time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Administrative Agent. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

                  4.04 Net Payments. (a) All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender, or any franchise tax based on the net income or net profits of a Lender, in either case pursuant to the laws of the United States of America or the jurisdiction in which it is incorporated or organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence of this Section 4.04(a), then the Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or net profits of such Lender, or any franchise tax based on the net income or net profits of such Lender, in either case pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Lender is located and for any withholding of income or similar taxes as such Lender shall determine are payable by, or withheld from, such Lender in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

                  (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) and that makes Loans to the Borrower agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date, and each such Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 12.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer) and that is not such a United States person agrees to deliver to the Borrower and the Administrative Agent on or prior to the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender described in the preceding sentence agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor form), or Form W-8 (or successor form) and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments by the Borrower under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate. Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 12.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender for US federal income tax purposes to the extent that such Lender has not provided to the Borrower US Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section
4.04 and except as set forth in Section 12.04(b), the Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in
Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Effective Date (or, with respect to any assignee of any Lender, after the date on which the assignment to such assignee becomes effective) in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

                  (c) If the  Borrower  pays any  additional  amount  under this
Section 4.04 to a Lender and such Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its Tax liabilities in or with respect to the taxable year in which the additional amount is paid, such Lender shall pay to the Borrower an amount that the Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Lender in such year as a consequence of such refund, reduction or credit. The decision as to whether a Lender claims any refund or credit or files any amended tax return shall be in the sole discretion of such Lender. Nothing in this Section 4.04(c) shall require a Lender to disclose or detail the basis of its calculation of the amount of any tax benefit or any other amount to the Borrower or to any other party or to disclose or provide a copy of any tax return.

                  (d) The provisions of this Section 4.04 are subject to the provisions of Section 12.15 (to the extent applicable).

                  Section 5.  Conditions Precedent.

                  5.01 Conditions Precedent to Initial Loans and Letters of Credit. This Agreement shall become effective on the date (the "Effective Date") not later than December 31, 1999 on which each of the following conditions is satisfied:

                  (a) Execution of Agreement; Notes. (i) The Borrower, the Administrative Agent and each other institution then a Lender hereunder shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing) or written notice (actually received) at such office that the same has been signed and mailed to it and (ii) there shall have been delivered to the Administrative Agent for the account of each of the Lenders requesting same, the appropriate Tranche A Term Note, Tranche B Term Note, Tranche C Term Note and/or Revolving Note executed by the Borrower and to the Swingline Lender (if requested by it), the Swingline Note executed by the Borrower (and/or any other Person required thereunder) in the amount, maturity and as otherwise provided herein and as reasonably satisfactory to the Administrative Agent.

                  (b) Corporate Documents; Proceedings;  Officer's Certificates.
(i) The Administrative Agent shall have received from each Credit Party a certificate, dated the Effective Date, signed by a Responsible Officer,
Secretary or Assistant Secretary of such Credit Party and attested to by the Secretary or any Assistant Secretary of such Credit Party in the form of Exhibit E with appropriate insertions, together with copies of the Company Documents of each Credit Party and the resolutions of each Credit Party referred to in such certificate, authorizing and approving the Borrowings and all other transactions contemplated by this Agreement, and the foregoing shall be reasonably satisfactory in form and substance to the Administrative Agent.

                  (ii) All Company and legal proceedings and all instruments and agreements in connection with the transactions contemplated in this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of Company proceedings, good standing certificates and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

                  (c) Opinions of Counsel. The Administrative Agent shall have received an opinion in form and substance reasonably satisfactory, addressed to each of the Lenders and dated the Effective Date or, as to subclauses (ii), (iv) and (v) below, such later date as to which the Administrative Agent shall consent in its sole discretion:

                  (i) from Kronish Lieb Weiner & Hellman LLP, special counsel to the Borrower and the Subsidiary Guarantors, covering the matters set forth in Exhibit F-1 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request,

                  (ii) from Dyer Ellis & Joseph, counsel to the Borrower and the Subsidiary Guarantors, covering the matters set forth in Exhibit F-2 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request,

                  (iii) from Robert Lamm, Esq., General Counsel to the Borrower and the Subsidiary Guarantors, covering the matters set forth in Exhibit F-3 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request,

                  (iv) from flag state counsel to the Borrower and the Subsidiary Guarantors, covering the matters set forth in Exhibits F-4 through F-9 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, and

                  (v) from other local counsel to the Borrower the Subsidiary Guarantors covering such matters as the Administrative Agent shall reasonably request.

                  (d) Order. The Administrative Agent shall have received a copy of an order entered by the Bankruptcy Court in the form of Exhibit G (the "Confirmation Order"), which Confirmation Order shall be in full force and effect and shall not have been stayed, reversed, vacated, rescinded or otherwise modified without the prior written consent of the Administrative Agent and the Required Lenders and shall not, except as shall be reasonably acceptable to the Administrative Agent and the Required Lenders, be subject to any appeal which the Administrative Agent reasonably determines may be material and adverse to the Borrower and its Subsidiaries or the Administrative Agent and the Lenders.

                  (e) Payment of Fees, etc. The Borrower shall have paid all costs, fees and expenses owing under or in connection with the Credit Documents and the Fee Letter and due to the Administrative Agent or the Lenders on or before the Effective Date to the extent due and notified to the Borrower (including, without limitation, reasonable fees and expenses of counsel).

                  (f) Adverse Change. From December 9, 1999, nothing shall have occurred (and the Administrative Agent shall have become aware of no facts or conditions not previously known) which the Borrower, the Required Lenders or the Administrative Agent shall reasonably determine has, or could reasonably be expected to have, a Material Adverse Effect.

                  (g) Litigation. No litigation by any entity (private or governmental) shall be pending or threatened (i) which could adversely affect this Agreement or any other Credit Document or (ii) which the Borrower, the Administrative Agent or the Required Lenders shall reasonably determine is reasonably expected to have a Material Adverse Effect.

                  (h) Approvals. All necessary governmental and third party approvals in connection with the transactions contemplated by the Credit Documents and otherwise referred to herein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes, in the reasonable judgment of the Borrower, the Required Lenders or the Administrative Agent, materially adverse conditions upon the consummation of such transactions. Additionally, there shall not exist any judgment, order, injunction or other restraint prohibiting or imposing material adverse conditions upon the consummation of the transactions contemplated by the Credit Documents.

                  (i) Security Agreement. Each Credit Party shall have duly authorized, executed and delivered, the Security Agreement in the form of Exhibit H hereto (as amended, restated, supplemented or modified from time to time, the "Security Agreement"), which shall be in full force and effect covering all of such Credit Party's present and future Collateral, described therein, in each case together with:

                  (a) proper Financing Statements (Form UCC-1) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement;

                  (b) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name any Credit Party as debtor and that are filed in the jurisdictions referred to in clause (a) above, together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3) or such other termination statements as shall be required by local law) fully executed for filing;

                  (c) evidence of execution for post-closing filing and recordation of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by such Security Agreement; and

                  (d) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken (it being understood and agreed that UCC financing statements and termination statements shall be filed in the appropriate governmental office within three Business Days after the Effective Date).

                  (j) Subsidiary Guaranty. Each Subsidiary Guarantor shall have duly authorized, executed and delivered the Subsidiary Guaranty in the form of
Exhibit I hereto (as amended, restated, supplemented or modified from time to time, the "Subsidiary Guaranty") and the Subsidiary Guaranty shall be in full force and effect.

                  (k) Pledge Agreement. Each Credit Party shall have duly authorized, executed and delivered the Pledge Agreement in the form of Exhibit J hereto (as amended, restated, supplemented or modified from time to time, the "Pledge Agreement"), which shall be in full force and effect, and shall have delivered the collateral subject thereto to the Administrative Agent, as Pledgee, (x) endorsed in blank in the case of promissory notes and (y) together with executed and undated stock powers, in the case of capital stock.

                  (l) Mortgages; Evidence of Lien; Vessel Appraisal. (i) On the Effective Date, (x) the Borrower and each of its Subsidiaries which own any Vessel listed on Schedule III and described as a "Mortgaged Vessel" thereon shall have duly authorized, executed and delivered a mortgage (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "Vessel Mortgages"), substantially in the form of Exhibit K-1 through K-5, as applicable, with respect to each of such Vessels (each, a "Mortgaged Vessel") and (y) the Vessel Mortgages shall be effective to create in favor of the Collateral Agent, for the benefit of the Lenders and the Agents, a legal, valid and enforceable first priority security interest in and lien upon such Vessels, including, without limitation, a first preferred mortgage (or second preferred mortgage, in the case of Vessels encumbered by Permitted Existing Liens permitted to be senior to the Liens under the Vessel Mortgages under the terms thereof (the "Second Preferred Mortgages")) on each of the Mortgaged Vessels. All filings, deliveries of instruments and other actions necessary or desirable in the reasonable opinion of the Collateral Agent to protect and preserve such security interests shall have been duly effected. The Collateral Agent shall have received evidence thereof in form and substance reasonably satisfactory to the Collateral Agent.

                  (ii) On the Effective Date, the Administrative Agent shall have received (x) certificates of ownership showing (or confirmation updating previously reviewed certificates and indicating) the registered ownership of each Mortgaged Vessel and (y) the results of maritime registry searches with respect to the Mortgaged Vessels, indicating no other liens other than Permitted Liens and otherwise in form and substance reasonably satisfactory to the Collateral Agent.

                  (iii) On the Effective Date, the Administrative Agent shall have received appraisal reports in form and substance and from independent appraisers satisfactory to the Administration Agent and the Required Lenders, stating the then current fair market value of each of the Mortgaged Vessels, all such appraisals to be conducted and made at the expense of the Borrower.

                  (m) Insurance Report. On or prior to the Effective Date, the Administrative Agent shall have received a detailed report from a firm of independent marine insurance brokers reasonably acceptable to the Administrative Agent and the Required Lenders with respect to the insurance maintained by the Credit Parties in connection with the Mortgaged Vessels, together with a certificate from such broker certifying that such insurances (i) are placed with such insurance companies and/or underwriters and/or clubs, in such amounts, against such risks, and in such form, as are normally insured against by similarly situated insureds and as are necessary or advisable for the protection of the Administrative Agent as mortgagee and (ii) conform with the requirements of the Vessel Mortgages.

                  (n) Collateral Assignments of Insurances. On the Effective Date, each Credit Party shall have executed and delivered a collateral assignment of insurance substantially in the form set forth as Exhibit L (as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, the "Insurance Assignment") with respect to the insurance maintained by such Credit Party on the Mortgaged Vessels.

                  (o) Consummation of the Reorganization Plan. On the Effective Date, the Reorganization Plan shall have been (or shall simultaneously be) consummated (except to the extent distributions are to be made after the Plan Effective Date) and become effective in accordance with its terms and applicable law, the Plan Effective Date shall have occurred thereunder and all conditions to such consummation shall have been satisfied or waived (with the consent of the Administrative Agent). All settlements of litigation against, or releases of material claims or liabilities asserted against, the Borrower or any of its Subsidiaries (or any of their predecessors in interest) shall be in full force and effect, shall be enforceable against the other parties thereto and shall be irrevocable on such date.

                  (p) Existing Obligations and Liens. (i) Simultaneously with the Effective Date, the commitments under the DIP Facility shall have been terminated, and all loans thereunder, together with interest thereon, and all other amounts owing pursuant to the DIP Facility, shall have been repaid in full and any priority status, security interest or Liens relating thereto shall have been released or terminated and be of no further force and effect. On the Effective Date, either (x) all Existing Letters of Credit shall have been terminated or returned to the issuer thereof undrawn and cancelled or (y) the Borrower's obligations with respect to any Existing Letters of Credit which are not terminated or returned shall be cash collateralized, and the Borrower's obligations with respect thereto released, on terms and conditions reasonably satisfactory to the Administrative Agent. The Administrative Agent and the Lenders shall have received evidence in form, scope and substance reasonably satisfactory to the Administrative Agent that the matters set forth in this
Section 5.01(p)(i) have been satisfied at such time.

                  (ii) On the Effective Date, all Existing Indebtedness of the Borrower and its Subsidiaries, and all Liens securing Existing Indebtedness, shall be evidenced by the Existing Indebtedness Agreements relating thereto and to the extent requested, delivered to the Administrative Agent pursuant to
Section 5.01(q), and neither the Borrower nor any of its Subsidiaries shall be obligated with respect to any other Indebtedness, nor shall the Borrower or its Subsidiaries, or any of their respective assets or properties, be subject to Liens (other than Permitted Liens).

                  (iii) On the Effective Date, all Indebtedness (other than Existing Indebtedness) of the Released Creditors shall have been cancelled, repaid or converted into equity and all security interests and Liens held by or on behalf of such Released Creditors (other than to the extent securing Existing Indebtedness) on the assets owned by the Borrower or its Subsidiaries shall have been terminated and released, and any collateral in possession of any Released Creditor shall have been returned to the Borrower. The Administrative Agent shall have received evidence in form, scope and substance reasonably satisfactory to the Administrative Agent that the matters set forth in this
Section 5.01(p)(iii) have been satisfied at such time, which may include (i) termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to the Borrower, its Subsidiaries and their predecessors in interest in connection with the security interests created with respect to such Released Creditors which voted in favor of the Reorganization Plan and the documentation related thereto and (ii) a termination or assignment of any security interest in, or Lien on, any patents, trademarks, copyrights, or similar interests of the Borrower, its Subsidiaries and their predecessors in interest on which filings have been made with respect to such Released Creditors which voted in favor of the Reorganization Plan.

                  (q) Material Agreements. On or prior to the Effective Date, there shall have been made available to the Administrative Agent to the extent requested (which copies shall be made available to the Lenders upon request) copies, certified as true and correct by a Responsible Officer of the Borrower, of all agreements evidencing or relating to the Existing Indebtedness (collectively, the "Existing Indebtedness Agreements"), and any other material agreements of the Borrower and its Subsidiaries, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent.

                  (r) Financial Statements. On the Effective Date, the Administrative Agent shall have received the financial statements described in
Section 6.05 and 7.01(a) which statements shall be in form and substance, and the results of which shall be, reasonably satisfactory to the Administrative Agent.

                  (s) Solvency Certificate. On or before the Effective Date, the Borrower shall cause to be delivered to the Administrative Agent a solvency certificate from the Chief Financial Officer of the Borrower substantially in the form of Exhibit M hereto, setting forth the conclusion that, after the incurrence of all the financings contemplated herein (including without limitation the issuance by the Borrower of the Senior Secured Second Lien Notes), the Borrower and the Borrower and its Subsidiaries taken as a whole, will not be insolvent and will not be rendered insolvent by the indebtedness incurred in connection therewith, and will not be left with unreasonably small capital with which to engage in their businesses and will not have incurred debts beyond their ability to pay debts as they mature.

                  (t) Senior Secured Second Lien Notes. (i) On or prior to the Effective Date, the Borrower shall have received gross cash proceeds of at least $85.5 million from the issuance of the $95 million principal amount of Senior Secured Second Lien Notes; and

                  (ii) On or prior to the Effective Date, there shall have been delivered to the Administrative Agent true and correct copies of the Senior Secured Second Lien Documents, and all of the terms and conditions of the Senior Secured Second Lien Documents shall be reasonably satisfactory in form and substance to the Administrative Agent and the Required Lenders.

                  5.02 Conditions to All Credit Events. The obligation of each Lender to make any Loan (other than a Revolving Loan incurred to repay Unpaid Drawings pursuant to Section 2.04(a)) and of each Issuing Lender to issue any Letter of Credit, as the case may be, including in each case on the Effective Date, is subject, at the time of each such Credit Event, to the satisfaction of the following conditions:

                  (a) No Default. There shall exist no Default or Event of Default.

                  (b) Representations and Warranties. All representations and warranties herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event unless such representation and warranty expressly indicates that it is being made as of any other specific date (in which case such representation and warranty shall have been true and correct in all material respects on such specific date).

                  (c) Effective Date. The Effective Date shall have occurred.

                  (d) Notice of Borrowing; Letter of Credit Request. In the case of a Borrowing (excluding Swingline Loans) the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.02(a). In the case of a Borrowing of Swingline Loans, the Swingline Lender shall have received the notice described in Section 1.02(b). In the case of the issuance of a Letter of Credit, the respective Issuing Lender shall have received a Letter of Credit Request meeting the requirements of Section 2.02.

                  (e) Payment of all fees, costs, expenses. All fees, costs, expenses and other amounts then due and payable and notified to the Borrower shall have been paid.

The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Borrower to each of the Lenders that all the applicable conditions specified in this Section 5 have been satisfied as of that time (other than conditions as to whether the Administrative Agent or any Lender is satisfied as to any matter). All of the Notes, certificates, legal opinions and other documents and papers referred to in this Section 5, unless otherwise specified, shall be delivered to the Administrative Agent at its Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be reasonably satisfactory in form and substance to the Administrative Agent.

                  Section 6.  Representations,  Warranties  and  Agreements.  In
order to induce the Lenders to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, the Borrower makes the following representations, warranties and agreements as of the Effective Date (both before and after giving effect to any Credit Event occurring on such date), all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit, with the occurrence of each Credit Event (other than the incurrence of a Revolving Loan used to repay Unpaid Drawings pursuant to Section 2.04(a)) on or after the Effective Date being deemed to constitute a representation and warranty that the matters specified in this Section 6 are true and correct in all material respects on and as of the Effective Date and on the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  6.01 Company Status. Each Credit Party (i) is a duly organized and validly existing Company in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) has the Company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications except where the failure to be so qualified is not reasonably expected to have a Material Adverse Effect (it being understood that the Borrower will not be qualified to do business in Florida prior to the 20th day following the Effective Date).

                  6.02 Company Power and Authority. Each Credit Party has the Company power and authority to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary Company action to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Credit Party has duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents will be the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms.

                  6.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the material properties or assets of the Borrower or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject, or (iii) will violate any provision of the Certificate of Incorporation or other Company documents of the Borrower or any of its Subsidiaries.

                  6.04 Governmental Approvals. Except for filings and recordings in connection with the Security Agreement and the Pledge Agreement (which filings shall be made on or before the third day (or the tenth day in the case of UCC filings) following the Effective Date) and except as have been obtained and are in effect, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the consummation and performance by any Credit Party of the Reorganization Plan or any Credit Document or (ii) the legality, validity, binding effect or enforceability of the Reorganization Plan or any Credit Document.

                  6.05 Financial Statement; Financial Condition; Undisclosed Liabilities; etc. (a) The consolidated statements of financial condition of the Borrower and its Subsidiaries for the fiscal year and fiscal quarter ended on December 31, 1998 and September 30, 1999, respectively and the related consolidated statements of income and cash flow and changes in shareholders' equity of the Borrower and its Subsidiaries for the fiscal year or fiscal quarter, as the case may be, ended on such dates, copies of which have been furnished to the Lenders prior to the Effective Date, present fairly in all material respects the financial condition of the Borrower and its Subsidiaries at the date of such statements of financial condition and the results of the operations of the Borrower and its Subsidiaries for the periods covered thereby, subject to year-end adjustments in the case of the nine month statements. All such financial statements have been prepared in accordance with GAAP and practices consistently applied except for the omission of footnotes, and certain reclassifications and interim period adjustments and accruals (all of which are of a recurring nature and none of which individually, or in the aggregate, would be material).

                  (b) Since December 9, 1999 no event or circumstance has occurred which has had, or could reasonably be expected to have, a Material Adverse Effect.

                  (c) On and as of the Effective Date, the Projections have been prepared on a basis consistent with the financial statements referred to in
Section 7.01(a), and are based on good faith estimates and assumptions believed by the management of the Borrower to be reasonable as of the date of such Projections, and there are no statements or conclusions in any of the Projections which are based upon or include information known to the Borrower or any of its Subsidiaries to be misleading in any material respect or which fail to take into account material information regarding the matters reported therein necessary to make such information (taken as a whole) not misleading in any material respect, in each case as of the Effective Date. On the Effective Date, subject to the proviso to Section 6.07 the Borrower believes that the Projections were reasonable.

                  6.06 Litigation. Except as set forth in the Disclosure Statement or in the Quarterly Report on Form 10Q for the quarter ended September 30, 1999 filed with the Securities and Exchange Commission by Hvide Marine Incorporated, a Florida corporation and predecessor in interest to the Borrower, there are no actions, suits or proceedings pending or, to the best knowledge of the Borrowers, threatened that are reasonably expected to have a Material Adverse Effect.

                  6.07 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of the Borrower in writing to the Administrative Agent or any Lender (including, without limitation, all information contained in the Disclosure Statement and the Credit Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower in writing to the Administrative Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided; provided that with respect to the Projections and pro forma financial information contained in the materials referenced above, the Borrower represents only that such Projections and pro forma financial information are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount.

                  6.08 Use of Proceeds; Margin Regulations. (a) All proceeds of Loans shall be used (i) for working capital, capital expenditures and general corporate purposes and payment of professional fees and expenses of the Borrower and the other Credit Parties and (ii) to refinance and repay the DIP Facility; provided that no Revolving Loans may be used on the Effective Date to make payments in connection with the consummation of the Reorganization Plan.

                  (b) No part of the proceeds of any Loan will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  6.09 Tax Returns and  Payments.  The  Borrower and each of its
Subsidiaries has filed or caused to be filed, with the appropriate taxing authority, all federal, state, provincial and other material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of the Borrower and/or its Subsidiaries. The Returns accurately reflect in all material respects all liability for taxes of the Borrower and its Subsidiaries for the periods covered thereby. The Borrower and its Subsidiaries have paid all material taxes payable by them other than (x) taxes which are not delinquent, and other than those contested in good faith and adequately disclosed and for which adequate reserves have been established, (y) the amount of such taxes provided by the Reorganization Plan or (z) those that have been discharged pursuant to the Reorganization Plan. Neither the Borrower nor any of its Subsidiaries has received written notice of any material action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of the Borrower, threatened by any authority regarding any taxes relating to the Borrower or any of its Subsidiaries. As of the Effective Date, neither the Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Borrower or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Borrower or its Subsidiaries not to be subject to the normally applicable statute of limitations.

                  6.10 Compliance with ERISA. To the actual knowledge of each Responsible Officer of the Borrower who executes any Credit Document on behalf of any Credit Party and without independent investigation: (i) each Plan (and each related trust, insurance contract or fund) is in compliance in all material respects with its terms and with all applicable laws, including without limitation ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred; no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability in excess of $1.5 million; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan have been or will be timely made; neither the Borrower nor any Subsidiary of the Borrower nor any ERISA Affiliate has incurred any liability (including any indirect, contingent or secondary liability) pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or
Section 401(a)(29), 4971 or 4975 of the Code or expects to incur any such liability under any of the foregoing sections; no condition exists which presents a risk to the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; using actuarial assumptions and computation methods consistent with
Part 1 of Subtitle E of Title IV of ERISA, the aggregate liabilities of the Borrower and its Subsidiaries and their ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not exceed $200,000; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of the Borrower, any Subsidiary of the Borrower, or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Borrower and its Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan,

                  (ii) each Foreign Pension Plan has been maintained in compliance in all material respects with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities; all contributions required to be made with respect to a Foreign Pension Plan have been timely made; neither the Borrower nor any of its Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan; the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Borrower's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities, and

                  (iii) notwithstanding anything to the contrary in this Section 6.10, the representations made in this Section 6.10 shall only be untrue if the aggregate effect of all failures and non-compliances of the types described above could reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect.

                  6.11 Ownership; Subsidiaries. On the Effective Date, the Borrower has no direct or indirect Subsidiaries other than the Subsidiaries listed on Schedule II.

                  6.12 Compliance with Statutes, etc. The Borrower and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its businesses and the ownership of its property, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  6.13 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  6.14 Environmental Matters. (a) To the actual knowledge of each Responsible Officer of the Borrower who executes any Credit Document on behalf of any Credit Party and without independent investigation: (i) the Borrower and each of its Subsidiaries have complied with, and on the date of each Credit Event will be in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws, (ii) there are no pending or threatened Environmental Claims against the Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries, (iii) there are no facts, circumstances, conditions or occurrences with respect to the business or operations of the Borrower or any Real Property at any time owned or operated by the Borrower or any of its Subsidiaries or any property adjoining or in the vicinity of any such Real Property that could reasonably be expected to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property, or to cause any such currently owned Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by the Borrower or any of its Subsidiaries under any applicable Environmental Law.

                  (b) To the actual knowledge of each Responsible Officer of the Borrower who executes any Credit Document on behalf of any Credit Party and without independent investigation: (i) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by the Borrower or any of its Subsidiaries where such generation, use, treatment or storage has violated or could reasonably be expected to violate any Environmental Law in such a manner so as to cause this representation to be untrue; or (ii) Hazardous Materials have not at any time been Released on or from any Real Property owned or operated by the Borrower or any of its Subsidiaries where such Release has violated or could reasonably be expected to violate any applicable Environmental Law in such a manner so as to cause this representation to be untrue.

                  (c) Notwithstanding anything to the contrary in this Section 6.14, the representations and warranties made in this Section 6.14 shall not be untrue unless the effect of any or all violations, claims, restrictions, failures and noncompliances of the types described above in this Section 6.14 could reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect.

                  6.15 Labor Relations. To the actual knowledge of each Responsible Officer of the Borrower who executes any Credit Document on behalf of any Credit Party and without independent investigation: (a) neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect; and (b) there is (i) no unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or threatened against any of them, before the National Labor Relations Board, and no material grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or threatened against the Borrower or any of its Subsidiaries and (iii) no union representation proceeding pending with respect to the employees of the Borrower or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as has had, or could not reasonably be expected to have a Material Adverse Effect.

                  6.16 Patents, Licenses, Franchises and Formulas. The Borrower and each of its Subsidiaries owns or is licensed to use all material patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all material leases and other rights of whatever nature, reasonably necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain or so own which, as the case may be, has had, or could reasonably be expected to have, a Material Adverse Effect.

                  6.17 Year 2000 Representation. The Borrower (i) has undertaken a review of the areas within its respective businesses and operations and those of its subsidiaries that could be adversely affected by the Year 2000 Problem,
(ii) has developed a plan to address the Year 2000 Problem and (iii) is taking actions necessary to meet the schedule and the goals of its plan to address the Year 2000 Problem and such actions have not had, or could not reasonably be expected to have, a Material Adverse Effect.

                  6.18 Security Interests. On and after the Effective Date, each of the Security Documents creates (or after the execution and delivery thereof, will create), as security for the Obligations purported to be secured thereby, a valid and enforceable security interest in and Lien on all of the Collateral subject thereto, which shall be perfected upon the taking of possession thereof or completion of filings with respect thereto, in each case as required by this Agreement or the other Credit Documents, superior to and prior to the rights of all third Persons and subject to no other Liens (except for Permitted Liens and to the extent expressly set forth in the Security Documents). No filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which shall have been made upon or prior to the execution and delivery thereof (or, with respect to any such security interest the perfection of which is obtained by the filing of UCC Financing Statements or by appropriate filings in the United States Patent or Trademark Office or in the United States Copyright Office, not later than 10 days after the Effective
Date).

                  6.19 Indebtedness. Schedule IV sets forth a true and complete list of all (i) Indebtedness for borrowed money of the Borrower and each of its Subsidiaries outstanding as of the Effective Date and which is to remain outstanding after the Effective Date and (ii) agreements existing on the Effective Date and which are to remain outstanding after the Effective Date pursuant to which the Borrower or any of its Subsidiaries are entitled to incur Indebtedness (collectively, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the Borrower and any other entity which directly or indirectly guaranteed such debt.

                  6.20 Capitalization. On and as of the Effective Date, the authorized capital stock of the Borrower shall consist of 20,000,000 of common stock, 10,000,000 shares of which shall be issued and outstanding and 5,000,000 shares of preferred stock, none of which shall be issued or outstanding. All such outstanding shares of common stock shall be duly and validly issued, are fully paid and non-assessable and shall have been issued free from preemptive rights. On and as of the Effective Date, the Borrower will not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock (other than stock options granted to management, employees or directors as permitted hereunder and the Warrants).

                  6.21 Concerning the Vessels. The name, official number, registered owner, and jurisdiction of registration of each Vessel is set forth on Schedule III hereto. Except as set forth on Schedule III, each Vessel is operated in material compliance with all applicable maritime rules and regulations, including, without limitation, with respect to each Vessel operated in the coastwise trade of the United States of America, the Shipping Act of 1916, as amended and in effect, and the regulations promulgated thereunder. Each Vessel is maintained and operated in material compliance with all applicable Environmental Laws.

                  6.22 Citizenship. The Borrower and each Subsidiary which owns or operates one or more Vessels is qualified to own and operate such Vessels under the laws of the Republic of Cyprus, the Republic of the Marshall Islands, the Republic of Panama, St. Vincent and the Grenadines, or the United States of America, as may be applicable.

                  6.23 Vessel Classification. Except as permitted by the laws of the flag state, each Vessel is classified in the highest class available for vessels of its age and type with the American Bureau of Shipping, Inc. or another internationally recognized classification society acceptable to the Collateral Agent, free of any conditions or recommendations, other than (i) with respect to any Mortgaged Vessel, as permitted under the Vessel Mortgage related thereto, and (ii) with respect to any other Vessels, such conditions or recommendations which if not cured by the owner thereof would not materially diminish such Vessel's value. With respect to Vessels not required by the laws of the flag state to be classed, such Vessels are covered by valid certificates of inspection or the equivalent.

                  6.24 Material Agreements. On the Effective Date, neither the Borrower nor any of the Subsidiary Guarantors is party to any material, Employment Agreement, Management Agreement, Shareholder Agreement or Tax Sharing Agreement.

                  6.25 Concentration Account. From and after 60 days after the Effective Date, the Borrower shall have (x) established its main operating concentration account at BTCo (the "Concentration Account") and (y) established a cash management system providing for amounts in excess of normal operating balances to be delivered to the Concentration Account in a manner satisfactory to the Administrative Agent.

                  Section 7. Affirmative Covenants. The Borrower covenants and agrees that on and after the Effective Date and until the Total Commitment has terminated and all Letters of Credit have expired or have been terminated or canceled, and the Loans, all Unpaid Drawings and the Notes, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                  7.01 Information Covenants. The Borrower will furnish to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent with copies to be provided for the Lenders:

                  (a) Reports, Financial Statements. (i) as soon as available, but in any event not later than 30 days (45 days for the monthly accounting period ending January 31, 2000) after the end of each monthly accounting period of each fiscal year of the Borrower, a copy of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries (which shall exclude the financial information for the Lightship Tanker Entities) and the Borrower and its Consolidated Subsidiaries as at the end of such monthly accounting period, together with the related unaudited consolidated statements of earnings, cash flow and shareholders' equity of the Borrower and its Subsidiaries and the Borrower and its Consolidated Subsidiaries for such monthly accounting period and the portion of the fiscal year through the end of such monthly accounting period, setting forth in each case in comparative form the figures for the previous fiscal year and the budgeted figures for such monthly accounting period (or prior to the delivery of the first budget under Section 7.01(a)(v), the figures set forth in the Projections) and the portion of the fiscal year to the end of such monthly accounting period;

                  (ii) as soon as available, but in any event not later than 60 days after the end of each quarterly accounting period (which is not a fiscal year end), a copy of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries and the Borrower and its Consolidated Subsidiaries as at the end of such quarterly accounting period, together with the related unaudited consolidated statements of earnings, cash flow and shareholders' equity of the Borrower and its Subsidiaries and the Borrower and its Consolidated Subsidiaries for such quarterly accounting period and the portion of the fiscal year through the end of such quarterly accounting period, setting forth in each case in comparative form the figures for the previous fiscal year and the budgeted figures for such quarterly accounting period and the portion of the fiscal year to the end of such quarterly accounting period;

                  (iii) as soon as available, but in any event within 120 days after the end of each fiscal year of the Borrower and its Subsidiaries and the Borrower and its Consolidated Subsidiaries, a copy of the audited consolidated balance sheet of the Borrower and its Subsidiaries and Borrower and its Consolidated Subsidiaries as at the end of such fiscal year, together with the related audited consolidated statements of earnings, cash flow and shareholders' equity of the Borrower and its Subsidiaries and the Borrower and its Consolidated Subsidiaries for such fiscal year and reported on by any independent internationally recognized firm of chartered accountants or certified public accountants, together with an officer's certificate setting forth in each case in comparative form the figures for the previous fiscal year budgeted figures for such fiscal year;

                  (iv) on the last Business Day of the second fiscal quarter of each year and upon the request of the Administrative Agent, appraisal reports in form and substance and from independent appraisers reasonably satisfactory to the Agents, stating the then current fair market value of each of the Mortgaged Vessels, all such appraisals to be conducted and made at the expense of the Borrower (it being understood that the Administrative Agent may, upon notice to the Borrower, obtain such appraisals and that the cost of all such appraisals will be paid by the Borrower); and

                  (v) not more than 60 days (120 days in the case of the fiscal year of the Borrower beginning on January 1, 2000) after the commencement of each fiscal year of the Borrower, and within 15 days of any material revisions thereto, a budget, and any material revisions thereto prepared by the Borrower in accordance with past practices, in form reasonably satisfactory to the Administrative Agent (including budgeted statements of income and sources and uses of cash and balance sheets) prepared by the Borrower, for each of the twelve months of such fiscal year, in reasonable detail and setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based and a statement by a Responsible Officer of each of the Borrower to the effect that, to the best of such officer's knowledge, the budget is a reasonable estimate for the period covered thereby.

All financial statements will be prepared on a consolidated basis and in accordance with GAAP (containing any required reconciliations to show all amounts which for the purpose of this Agreement are to be determined in accordance with GAAP in effect on December 31, 1998 as so determined in accordance with GAAP in effect on such date). Audited financial statements required to be delivered pursuant to this Agreement will be complete and accompanied by a report of an independent auditor confirming that the audit was conducted in accordance with generally accepted auditing standards and confirming that in the auditor's opinion, such financial statements present fairly in all material respects the consolidated financial position of the Borrower at the relevant date and the consolidated results of their operations and the consolidated changes in their financial position for the relevant period, in accordance with GAAP.

                  (b) Officer's Certificates. (x) At the time of the delivery of the financial statements provided for in Section 7.01(a) hereof, a certificate of a Responsible Officer of the Borrower to the effect that (i) to the best of such officer's knowledge no Default or Event of Default exists since the date of the most recent officer's certificate delivered pursuant to this Section 7.01(b) or, if any Default or Event of Default has occurred and is continuing specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether the Borrower and its Subsidiaries were in compliance with the provisions of Sections 8.08 through 8.11 inclusive as at the end of such fiscal quarter or year, as the case may be and the amount of Excess Cash Flow in respect of any Excess Cash Payment Date (if any) and (ii) in such officer's opinion such financial statements present fairly in all material respects the consolidated financial position of the Borrower and its Consolidated Subsidiaries, as applicable, as at the date of such statements and for the reporting period included in such statements (subject to normal year-end audit adjustments).

                  (y) At the time of the disposition of any Mortgaged Vessel, a certificate of a Responsible Officer of the Borrower which certificate shall (i) certify the last appraisal received pursuant to Section 7.01(a)(iv) determining the First Preferred Vessel Value after giving effect to such disposition and
(ii) set forth the calculations required to establish whether the Borrower and its Subsidiaries were in compliance with the provisions of Section 8.09 after giving effect to such disposition.

                  (c) Notice of Default or Litigation. Promptly, and in any event within three Business Days after an officer of the Borrower or any of its Subsidiaries obtains actual knowledge thereof, notice of (x) the occurrence of any event which constitutes a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto and (y) the commencement of or any significant development in any litigation or governmental proceeding pending against the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform its obligations hereunder or under any other Credit Document, which in the case of clause (x) and (y) occurs after the Effective Date.

                  (d) Other Reports and Filings. Promptly, copies of all financial information, proxy materials and other information and reports, if any, which the Borrower or any of its Subsidiaries shall file with the Securities and Exchange Commission after the Effective Date or any successor thereto (the "SEC").

                  (e) Environmental Matters. Promptly upon, and in any event within five Business Days after, an officer of the Borrower or any of its Subsidiaries obtains actual knowledge thereof, notice of one or more of the following environmental matters, in each case, occurring after the Effective Date, unless such environmental matters could not, individually or when aggregated with all other such environmental matters, be reasonably expected to have a Material Adverse Effect:

                 (i) any pending or threatened Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries;

                (ii) any condition or occurrence on or arising from any Real Property owned or operated by the Borrower or any of its Subsidiaries that (a) results in noncompliance by the Borrower or any of its Subsidiaries with any applicable Environmental Law or (b) could reasonably be expected to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property;

               (iii) any condition or occurrence on any Real Property owned or operated by the Borrower or any of its Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by the Borrower or any of its Subsidiaries of such Real Property under any Environmental Law; and

                (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by the Borrower or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency; provided that in any event the Borrower shall deliver to each Lender all notices received after the date hereof by them or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA.

All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower or such Subsidiary's response thereto. In addition, upon the request of the Administrative Agent, the Borrower will provide the Lenders with copies of all material communications with any government or governmental agency relating to Environmental Laws, all communications with any Person (other than their attorneys) relating to any Environmental Claim of which notice is required to be given pursuant to this Section 7.01(e), and such detailed reports of any such Environmental Claim as may reasonably be requested by the Administrative Agent on behalf of the Lenders.

                  (f)  Other  Information.   Promptly,  such  other  information
(including updated Schedules and Annexes to the Credit Documents) as the Administrative Agent shall reasonably request.

                  7.02 Books, Records and Inspections. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to their business and activities. The Borrower will and will cause each of its Subsidiaries to, in all cases at the expense of the Borrower, permit officers and designated representatives of the Administrative Agent or any Lender to visit and inspect, during regular business hours and under guidance of officers of the Borrower or such Subsidiary, any of the properties of the Borrower or such Subsidiary and its Subsidiaries' Vessels, and to examine the books of account of the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the Borrower or such Subsidiary or such Subsidiary's Vessels with, and be advised as to the same by, its and their officers and, in the case of the Borrower, its independent accountants (it being understood that the Borrower shall be entitled to have a representative present at any such discussions), all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or such Lender may reasonably request for the purposes of (i) inspecting the Collateral or determining the value thereof, (ii) inspecting and/or copying (at the Borrower's expense) any and all records pertaining thereto (iii) discussing the affairs, finances and business of the Borrower with any officers, employees and directors of the Borrower or with auditors (it being understood that the Borrower shall be entitled to have a representative present at any such discussions). The Borrower shall give the Collateral Agent fifteen days' prior written notice of any change in the location of any facility owned or leased by the Borrower or any of its Subsidiaries where Collateral is located or in the location of its chief executive office or place of business from the locations specified in the Credit Documents, and to execute in advance of such change, cause to be filed and/or delivered to the Collateral Agent any financing statements or other documents required by the Administrative Agent, all in form and substance reasonably satisfactory to the Administrative Agent. The Borrower agrees to advise the Administrative Agent promptly, in sufficient detail, of any substantial change relating to the type, quantity or quality of the Collateral, or any event (other than a change in price) which could have a material adverse effect on the value of the Collateral or on the security interests granted to the Collateral Agent on behalf of the Lenders therein. Any information obtained by the Administrative Agent or any Lender pursuant to this Section 7.02 shall be subject to the provisions of Section 12.13.

                  7.03 Maintenance of Property; Insurance. Schedule V sets forth a true and complete listing of all insurance maintained by the Borrower and its Subsidiaries as of the Effective Date. The Borrower will, and will cause each of its Subsidiaries to, (i) keep all material property necessary in their business in good working order and condition (ordinary wear and tear excepted); provided that the Borrower and its Subsidiaries may lay up Mortgaged Vessels in accordance with the Vessel Mortgages, (ii) maintain insurance on the Mortgaged Vessels in at least such amounts and against at least such risks as in effect on the Effective Date and (iii) furnish to the Administrative Agent, upon written request, full information as to the insurance carried including, without limitation, insurance reports in the form described in Section 5.01(m). In addition to the requirements of the immediately preceding sentence, the Borrower will at all times cause insurance of the types described in Schedule V to (i) be maintained (with the same scope of coverage as that described in Schedule V) at levels which are at least as great as the respective amount described opposite the respective type of insurance on Schedule V under the column headed "Minimum Amount Required to be Maintained" and (ii) comply with the requirements of the Vessel Mortgages.

                  7.04 Corporate Franchises. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary in the reasonable business judgment of such Borrower and such Subsidiaries to preserve and keep in full force and effect its existence, material rights, franchises, licenses, patents and authority to do business, except where the failure to do so could not be reasonably expected to have a Material Adverse Effect; provided that any transaction permitted by Section 8.02 will not constitute a breach of this Section 7.04.

                  7.05 Compliance with Statutes, etc. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of their business and the ownership of their property, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  7.06 End of Fiscal Years; Fiscal Quarters. The Borrower shall cause (i) each of its and each of its Subsidiaries' fiscal years to end on December 31, and (ii) each of its and each of its Subsidiaries' fiscal quarters to end on the last day of each March, June, September and December.

                  7.07 Performance of Obligations. The Borrower will, and will cause each of its Subsidiaries to, perform all of their obligations arising after the Effective Date under the terms of each material agreement by which it is bound, except such non-performances as could not be reasonably expected to have a Material Adverse Effect.

                  7.08 Additional Vessels; Further Assurances. (a) Upon acquiring any new Vessel after the Effective Date or upon the Vessels becoming free of any commitments preventing them to be mortgaged hereunder, the Borrower and/or its Subsidiaries shall notify the Administrative Agent of such acquisition, and shall within 30 days of such acquisition, execute and deliver a Vessel Mortgage, deliver related information and reports, and otherwise take such actions with respect to such Vessel and Vessel Mortgage as would have been required to satisfy the conditions of Section 5.01 if such new Vessel were a Mortgaged Vessel on the Effective Date.

                  (b) The Borrower agrees to cause each new Subsidiary acquired or created after the Effective Date to execute and deliver a guaranty of all Obligations, in substantially the form of the Subsidiary Guaranty.

                  (c) The Borrower agrees to pledge and deliver, or cause to be pledged and delivered, all of the capital stock, partnership interest, limited liability interest or other evidence of ownership of each new Subsidiary acquired or created after the Effective Date, to the extent owned by the Borrower or any Subsidiary Guarantor, to the Collateral Agent for the benefit of the Lenders pursuant to the Pledge Agreement.

                  (d) The Borrower shall, and shall cause, each of its Subsidiaries, at its own expense, to execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by the Collateral Agent to be necessary or desirable for the creation and perfection of the foregoing Liens.

                  (e) The Borrower, and each of its Subsidiaries, agrees that at any time and from time to time, at the expense of the Borrower, it will promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably necessary or desirable, or that the Administrative Agent may reasonably request, to perfect and protect any Lien granted or purported to be granted hereby, by the other Credit Documents, or to enable the Collateral Agent to exercise and enforce its rights and remedies with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary or desirable, or that the Administrative Agent may reasonably request, to protect and preserve the Liens granted or purported to be granted hereby and by the other Credit Documents.

                  (f) The Borrower hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Borrower, where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Collateral Agent will promptly send the Borrower any financing or continuation statements which they file without the signature of the Borrower and the Collateral Agent will promptly send such Borrower the filing or recordation information with respect thereto.

                  (g) The security interests required to be granted pursuant to this Section 7.08 shall be granted pursuant to security documentation (which shall be substantially similar to the Security Documents already executed and delivered by the Borrower or its Subsidiaries, as applicable) or otherwise reasonably satisfactory in form and substance to the Collateral Agent and the Borrower and shall constitute valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens except such Liens as are permitted by Section 8.01. Such additional Security Documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Collateral Agent for the benefit of the respective Lenders, required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrower. At the time of the execution and delivery of any additional Security Documents, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, Vessel Mortgages, insurance policies, vessel appraisals and other related documents as may be reasonably requested by the Administrative Agent or the Required Lenders to assure themselves that this Section 7.08 has been complied with.

                  (h)  The  Borrower  shall,  and  shall  cause,   each  of  its
Subsidiaries, to deliver and execute a Vessel Mortgage, deliver related information and reports and otherwise take such actions with respect to such Vessel and Vessel Mortgage listed on Schedule VI hereto as would have been required to satisfy the conditions of Section 5.01, within the time period set forth in the column entitled "Deadline" next to the name of such Vessel.

                  7.09 ERISA. As soon as possible and, in any event, within 15 days after the Chief Executive Officer or Chief Financial Officer of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Borrower will deliver to each of the Lenders a certificate of the Chief Financial Officer of the Borrower setting forth the full details as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given or filed by such Borrower, such Subsidiary, the Plan administrator or such ERISA Affiliate to or with the PBGC or any other government agency, or a Plan participant and any notices received by such Borrower, such Subsidiary or ERISA Affiliate from the PBGC or any other government agency, or a Plan participant with respect thereto: that a Reportable Event has occurred (except to the extent that the Borrower have previously delivered to the Lenders a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63,
 .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following thirty (30) days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under
Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate will or may incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section  401(a)(29),  4971,  4975 or 4980 of the Code or
Section 409, 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under
Section 4980B of the Code; or that the Borrower or any Subsidiary of the Borrower may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension Plan. Upon request, the Borrower will deliver to each of the Lenders copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. The Borrower will also deliver to each of the Lenders a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of annual reports and any records, documents or other information required to be furnished to the PBGC or any other government agency, and any material notices received by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Lenders no later than ten (10) days after the date such annual report has been filed with the Internal Revenue Service or such records, documents and/or information has been furnished to the PBGC or any other government agency or such notice has been received by the Borrower, the Subsidiary or the ERISA Affiliate, as applicable. The Borrower and each of its applicable Subsidiaries shall ensure that all Foreign Pension Plans administered by it or into which it makes payments obtains or retains (as applicable) registered status under and as required by applicable law and is administered in a timely manner in all respects in compliance with all applicable laws except where the failure to do any of the foregoing could not be reasonably expected to have a Material Adverse Effect.

                  7.10 Payment of Taxes. The Borrower will pay and discharge, and will cause each of Subsidiaries to, pay and discharge all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any material properties belonging to it, and on a timely basis, and all material lawful claims which, if unpaid, would become a Lien or charge upon any properties of the Borrower or of any of its Subsidiaries, provided that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of the management of such Person) with respect thereto in accordance with GAAP.

                  7.11 Compliance with Environmental Laws. (a) The Borrower will comply, and will cause each of its Subsidiaries to comply, with all
Environmental Laws applicable to the ownership or use of its Real Property now or hereafter owned or operated by the Borrower or any of its Subsidiaries, except such noncompliance as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, will within a reasonable time-period pay or cause to be paid all costs and expenses incurred in connection with such compliance. To the extent the Borrower or its Subsidiaries generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property now or hereafter owned or operated by the Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, they will do so in each case in material compliance with all applicable Environmental Laws except where failure to comply, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect.

                  (b) At the reasonable written request of the Administrative Agent or the Required Lenders, which request shall specify in reasonable detail the basis therefor, at any time and from time to time, the Borrower will provide, at the Borrower's sole cost and expense, an environmental site assessment report concerning any Real Property now or hereafter owned or operated by the Borrower or any of its Subsidiaries, prepared by an environmental consulting firm approved by the Administrative Agent, assessing whether the Real Property and the Borrower's operations at such Real Property are in compliance with Environmental Laws, indicating the presence or absence of Hazardous Materials and determining the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property; provided, that such request may be made only if (i) there has occurred and is continuing an Event of Default, (ii) the Administrative Agent reasonably believes that the Borrower or any such Real Property is not in material compliance with Environmental Laws or (iii) circumstances exist that reasonably could be expected to form the basis of a material Environmental Claim against either Borrower or any such Real Property. If the Borrower fails to provide the same within 90 days after such request was made, the Administrative Agent may order the same, and the Borrower shall grant and hereby grants to the Administrative Agent, the Lenders and their environmental consultant access to such Real Property and specifically grant the Administrative Agent, the Lenders and their environmental consultant an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Borrower's expense.

                  7.12 Concerning the Vessels; Citizenship. Except for matters disclosed on Schedule III hereto, the Borrower will, and will cause each of its Subsidiaries to operate each Vessel in material compliance with all applicable governmental rules, regulations and requirements, including, without limitation, with respect to each Vessel operated in the coastwise trade of the United States of America, the Shipping Act, 1916, as amended and in effect, and all Environmental Laws. The Borrower shall, and shall cause each Subsidiary owning a Vessel engaging in the coastwise trade of the United States of America to, remain a "citizen of the United States" within the meaning of Section 2 of the Shipping Act, 1916, as amended, eligible to engage in the coastwise trade of the United States of America.

                  7.13 Interest Rate Cap. (i) The Borrower shall obtain an interest rate cap agreement with respect to $75 million of the Term Loans within 60 days of the Effective Date and (ii) such agreement shall be reasonably satisfactory in form and substance to the Administrative Agent.

                  7.14 Concentration Account. No later than 60 days after the Effective Date, the Borrower will establish (i) the Concentration Account and
(ii) a cash management system providing for amounts in excess of normal operating balances to be delivered to the Concentration Account in a manner satisfactory to the Administrative Agent.

                  Section 8. Negative Covenants. The Borrower agrees that, on and after the Effective Date and until the Total Commitments have terminated and all Letters of Credit have expired or have been terminated or canceled and the Loans, all Unpaid Drawings and the Notes, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                  8.01 Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) owned by the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Borrower or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute (except in connection with the Permitted Liens); provided that the provisions of this Section 8.01 shall not prevent the creation, incurrence, assumption or existence of the following ("Permitted Liens"):

                 (i) Liens in existence on the Effective Date to the extent described in Schedule VIII hereto, and then only to the extent of the Indebtedness or obligations secured thereby, and only encumbrance of the assets encumbered thereby, on the Effective Date ("Permitted Existing Liens");

                (ii)     Liens created under the Security Documents;

               (iii) Liens  securing  Indebtedness  in the amount  permitted  by
         Section 8.04(iii) of or upon (i) any property or assets acquired (whether by purchase, merger or otherwise) after the Effective Date, or
         (ii) improvements made on any property or assets now owned or hereafter acquired, in each case, securing the purchase price thereof or created or incurred simultaneously with, or within 180 days after, such acquisition or the making of such improvements or existing at the time of such acquisition (whether or not assumed) or the making of such improvements, as the case may be, if (x) such Lien shall be limited to the property or assets so acquired or the improvements so made and (y) the amount of the obligations or Indebtedness secured by such Lien shall not be increased after the date of the acquisition of such property or assets or the making of such improvements;

                (iv) Liens arising under capitalized leases to the extent permitted by Section 8.04(iii) provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Borrower or any Subsidiary of the Borrower;

                 (v)     Customary Permitted Liens;

                (vi) Liens of a lessor under an operating lease on the property subject to such lease;

               (vii) Liens arising from precautionary UCC financing statement filings regarding operating leases or consignment arrangements entered into by the Borrower or any of its Subsidiaries in the ordinary course of business;

              (viii) Liens arising out of the existence of judgments or awards not constituting an Event of Default under Section 9.06, provided that no cash or property is deposited or delivered to secure the respective judgment or award (or any appeal bond in respect thereof, except as permitted by the following clause (ix));

                (ix) Liens (other than any Lien imposed by ERISA) (x) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, (y) to secure the performance of tenders, statutory obligations (other than excise taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) incurred in the ordinary course of business or (z) constituting deposits made in the ordinary course of business to secure liability for premiums to insurance carriers, provided that the aggregate amount of deposits at any time pursuant to sub-clause (y) and sub-clause (z) that are not listed on Schedule VIII shall not exceed $3,000,000 in the aggregate;

                 (x) Liens not otherwise permitted by the foregoing clauses (i) through (ix) to the extent attaching to properties and assets with an aggregate fair value not in excess of, and securing liabilities not in excess of, $1,000,000 in the aggregate at any time outstanding;

                (xi) Liens encumbering the Mortgaged Vessels permitted pursuant to the express terms of the Vessel Mortgages and Liens encumbering the other Vessels owned by the Borrower and its Subsidiaries of the type permitted under the Vessel Mortgages; and

               (xii) Liens under the Escrow Agreement.

                  8.02 Consolidation, Merger, Sale of Assets, etc. The Borrower will not, and will not permit any of its Subsidiaries to, (i) wind up, liquidate or dissolve its affairs or (ii) enter into any transaction of merger or consolidation, or (iii) convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or (iv) enter into any partnerships, joint ventures or sale-leaseback transactions, or (v) purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person, except that the foregoing shall not preclude:

                 (i) Capital Expenditures by the Borrower and its Subsidiaries shall be permitted to the extent not in violation of Section 8.06;

                (ii) investments, acquisitions, transfers and dispositions of property may be made to the extent permitted by Section 8.05;

               (iii) the Borrower and its Subsidiaries may lease (as lessee) real or personal property in the ordinary course of business (so long as any such lease does not create a Capitalized Lease Obligation except to the extent permitted by Section 8.04(iii));

                (iv) the Borrower and its Subsidiaries may make sales or transfers of inventory and equipment (other than Vessels) no longer used or useful in the business or operations of the Borrower, in each case, in the ordinary course of business and consistent with past practices (including, without limitation, sales or transfers of equipment by the Borrower to its Subsidiaries so long as at fair market value);

                 (v) the Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables);

                (vi)   transfers  of  condemned   property  to  the   respective
         governmental authority or agency that has condemned same (whether by deed in lieu of condemnation or otherwise), and transfers of properties that have been subject to a casualty to the respective insurer of such property as part of an insurance settlement;

               (vii) licenses or sublicenses by the Borrower and its Subsidiaries of software, trademarks and other intellectual property in the ordinary course of business and which do not materially interfere with the business of the Borrower or any Subsidiary;

              (viii) the Borrower or any Subsidiary Guarantor may transfer assets or lease to or acquire or lease assets from the Borrower or any Subsidiary Guarantor and any other Subsidiary of the Borrower may transfer assets to the Borrower or any Subsidiary Guarantor and any Subsidiary may be merged or consolidated with or into or be liquidated into the Borrower (as long as the Borrower is the surviving corporation) or any Subsidiary Guarantor;

                (ix) the Borrower or any Subsidiary may enter into consignment arrangements (as consignor or as consignee) or similar arrangements for the sale of goods in the ordinary course of business and consistent with the past practices of the Borrower and its Subsidiaries prior to the Effective Date;

                 (x) sales or dispositions of assets to the extent that the aggregate Net Sale Proceeds received from all such sales and dispositions permitted by this clause (x) shall not exceed $20 million in any fiscal year of the Borrower, provided that (i) each such sale shall be for an amount at least equal to the fair market value thereof (as determined in good faith by the Board of Directors or senior management of the Borrower), (ii) at least 85% of the consideration therefor shall be cash and (iii) the proceeds thereof shall be applied as required under Section 4.02; and

                (xi)   dispositions   of  Cash   Equivalents  and  Foreign  Cash
         Equivalents in the ordinary course of business.

To the extent the Required Lenders waive the provisions of this Section 8.02 with respect to the disposition of any Collateral, or any Collateral is disposed of as permitted by this Section 8.02 (except to the Borrower or any of its Subsidiaries), such Collateral shall be sold free and clear of the Liens created by the Credit Documents, and the Collateral Agent shall be authorized to take such actions as it deems appropriate to effect the foregoing.

                  8.03 Dividends. The Borrower will not, and will not permit any of its Subsidiaries to, authorize, declare or pay any Dividends or return any capital to, their stockholders or authorize, except that (i) any Subsidiary of the Borrower may make distributions to any Wholly-Owned Subsidiary of the Borrower owning such Subsidiary and to the Borrower and (ii) so long as no Event of Default then exists or would arise therefrom, the Borrower may repurchase its capital stock in accordance with the terms of its Certificate of Incorporation to comply with the citizenship requirements of the Merchant Marine Act of 1936, as amended, the Shipping Act of 1916, as amended and the regulations promulgated thereunder, so long as the amount thereof does not exceed $2,500,000.

                  8.04 Indebtedness. The Borrower will not, and will not permit its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except as follows:

                 (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

                (ii)     Existing Indebtedness;

               (iii) Indebtedness secured by Liens permitted pursuant to Section 8.01(iii) or arising under Capitalized Lease Obligations incurred after the Effective Date, to the extent all of the foregoing Indebtedness does not exceed (x) $5 million in the aggregate at any time outstanding for the fiscal year ending December 31, 2000 and (y) $10,000,000 in the aggregate at any time outstanding thereafter;

                (iv)  Accrued   expenses  and  current  trade  accounts  payable
         incurred in the ordinary course of business;

                 (v) Intercompany indebtedness as described in Section 8.05(ix); provided that if any such intercompany indebtedness is evidenced by promissory notes, such promissory notes shall be pledged pursuant to the Pledge Agreement;

                (vi) Contingent Obligations of the Borrower or any Subsidiary as a guarantor under any lease pursuant to which the Borrower or a Subsidiary is the lessee so long as such lease is otherwise permitted hereunder;

               (vii)     Indebtedness in respect of Customary Permitted Liens;

              (viii) Guarantees by the Borrower of the performance obligations of its Subsidiaries;

                (ix) Indebtedness of the Borrower not to exceed $95,000,000 under the Senior Secured Second Lien Notes, and the guarantees thereof under the Note Subsidiary Guaranty;

                 (x) Indebtedness in respect of Hedging Agreements entered into for non-speculative purposes; and

                (xi) Indebtedness evidenced by an unguaranteed promissory note issued by the Borrower on terms satisfactory to the Administrative
         Agent and the Syndication Agent in connection with its investment in the Lightship Tanker Entities permitted under Section 8.05(vii) and secured by the capital stock or other ownership interest in such investment;

               (xii) Additional Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount not to exceed (a) $1 million for the fiscal year ending December 31, 2000 and (b) $2,500,000 during each calendar year thereafter, at any one time outstanding.

                  8.05 Advances, Investments and Revolving Loans. The Borrower will not, and will not permit any of its Subsidiaries to lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person or hold any cash or Cash Equivalents, except that the following shall be permitted:

                 (i) the Borrower and its Subsidiaries may acquire and hold accounts receivable owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

                  (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents (and Foreign Subsidiaries may hold Foreign Cash Equivalents), provided that during any time that Revolving Loans or Swingline Loans are outstanding, the Borrower will not, and will not permit any of the Subsidiaries to, directly or indirectly maintain in the aggregate, in all of their checking, savings or other accounts total cash balances and investments (including investments in Cash Equivalents and Foreign Cash Equivalents) in excess of $15,000,000 for any period of five consecutive days;

               (iii) the Borrower and its Subsidiaries may make loans and advances in the ordinary course of business to their respective employees, officers and directors so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $1,000,000;

                (iv) the Borrower and its Subsidiaries may sell or transfer assets to each other to the extent permitted by Section 8.02(x);

                 (v) investments by the Borrower and its Subsidiaries existing on the Effective Date and set forth on Schedule IX;

                (vi) investments consisting of promissory notes payable to the Borrower or any Subsidiary thereof in connection with sales of assets permitted by Section 8.02(x);

               (vii) investments after the Effective Date by the Borrower and its Subsidiaries in the Lightship Tankers Entities for aggregate consideration not to exceed $21 million (no more than a portion to be satisfactory to the Administrative Agent and the Syndication Agent of which may be cash and the remainder of which shall be in the form of one or more promissory notes, on terms satisfactory to the Administrative Agent and the Syndication Agent);

              (viii)     Hedge Agreements permitted under Section 8.04(x);

                (ix) the Borrower may make investments (and capital contributions) in, and loans and advances to, any Subsidiary Guarantor and any Subsidiary Guarantor may make investments (and capital contributions) in, and loans and advances to, the Borrower and any other Subsidiary Guarantor;

                 (x) the Borrower and each of its Subsidiaries may acquire and own investments (including debt obligations) received in connection with bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business; and

                (xi) in addition to investments, loans and advances permitted above, the Borrower and its Subsidiaries may make additional investments, loans and advances to or in any Person so long as the aggregate amount of all such investments, loans and advances does not exceed $1million.

                  8.06 Capital Expenditures. (a) The Borrower will not, and will not permit any of its Subsidiaries to, incur Consolidated Capital Expenditures, provided that the Borrower and its Subsidiaries may make Consolidated Capital Expenditures during each fiscal period set forth below (taken as one accounting period) so long as the aggregate amount of Consolidated Capital Expenditures made under this Section 8.06(a) does not exceed for any period set forth below the amount set forth opposite such period:

-----------------------------------------------------   -----------------------
         Fiscal Year Ending                                     Amount
-----------------------------------------------------   -----------------------
-----------------------------------------------------   -----------------------
         December 31, 2000                                   $35 million
-----------------------------------------------------   -----------------------
-----------------------------------------------------   -----------------------
         December 31, 2001                                   $35 million
-----------------------------------------------------   -----------------------
-----------------------------------------------------   -----------------------
         December 31, 2002                                   $40 million
-----------------------------------------------------   -----------------------
-----------------------------------------------------   -----------------------
         December 31, 2003                                   $40 million
-----------------------------------------------------   -----------------------
-----------------------------------------------------   -----------------------
         December 31, 2004                                   $40 million
-----------------------------------------------------   -----------------------
-----------------------------------------------------   -----------------------
         December 31, 2005                                   $40 million
-----------------------------------------------------   -----------------------
-----------------------------------------------------   -----------------------
         December 31, 2006                                   $40 million
-----------------------------------------------------   -----------------------

                  (b) In the event that the maximum amount which is permitted to be expended in respect of Consolidated Capital Expenditures during any fiscal year of the Borrower pursuant to this Section 8.06 (without giving effect to this clause (b)) is not fully expended during such fiscal year, the maximum amount which may be expended during the immediately succeeding fiscal year pursuant to Section 8.06(a) shall be increased by 50% of such unutilized amount.

                  (c) In addition to the foregoing, the maximum amount which is permitted to be expended in respect of Consolidated Capital Expenditure during any fiscal year of the Borrower pursuant to this Section 8.06 (including clause
(b) thereof) shall be increased by the amount of Unutilized Excess Cash Flow for the previous fiscal year.

                  (d) In addition to the foregoing, the Borrower and its Subsidiaries may make Consolidated Capital Expenditures consisting of (x) the reinvestment of Insurance Proceeds in accordance with Section 4.02(A) and (y) the acquisition of certain assets disclosed to the Lenders prior to the Effective Date made in connection with the settlement of claims outstanding as of the Effective Date.

                  8.07 Transactions with Affiliates. The Borrower will not, and will not permit its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of such Person, other than on terms and conditions substantially as favorable to such Person as would be obtainable by such Person at the time in a comparable arm's-length transaction with a Person other than an Affiliate; provided that this Section 8.07 shall not apply to transactions between Credit Parties or transactions permitted under Section 8.05.

                  8.08 Minimum Consolidated EBITDA. The Borrower will not permit Consolidated EBITDA for any Test Period ended on the last day of a fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter below:

-------------------------------------   ------------------------------
 Fiscal Quarter Ended                          Minimum EBITDA
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
March 31, 2000                          $10 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
June 30, 2000                           $20 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
September 30, 2000                      $35 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
December 31, 2000                       $52.5 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
March 31, 2001                          $57.5 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
June 30, 2001                           $60 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
September 30, 2001                      $62.5 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
December 31, 2001                       $65 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
March 31, 2002                          $67.5 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
June 31, 2002                           $70 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
September 30, 2002                      $72.5 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
December 31, 2002                       $75 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
March 31, 2003                          $77.5 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
June 30, 2003                           $80 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
September 30, 2003                      $82.5 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
December 31, 2003                       $85 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
March 31, 2004                          $87.5 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
June 30, 2004                           $90 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
September 30, 2004                      $95 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
December 31, 2004                       $100 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
March 31, 2005                          $100 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
June 30, 2005                           $100 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
September 30, 2005                      $100 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
December 31, 2005                       $100 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
March 31, 2006                          $100 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
June 30, 2006                           $100 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
September 30, 2006                      $100 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------
December 31, 2006                       $100 million
-------------------------------------   ------------------------------
-------------------------------------   ------------------------------

                  8.09 Loan to Value Maintenance. The Borrower will not permit the sum of the aggregate principal amount of outstanding Term Loans plus the Total Revolving Loan Commitment to exceed 50% of fair market value of all Mortgaged Vessels at any time other than the Mortgaged Vessels subject to a Second Preferred Mortgage of the Lenders (such value, the "First Preferred Vessel Value") as determined by the most recent appraisal delivered by the Borrower to the Administrative Agent in accordance with the terms of this Agreement.

                  8.10 Minimum Fixed Charge Coverage Ratio. The Borrower shall not permit the Fixed Charge Coverage Ratio on the last day of any Test Period (starting with the Test Period ended on December 31, 2000) to be less than 1.00:1.00.

                  8.11 Minimum Working Capital Ratio. The Borrower will not permit its Working Capital Ratio on the last day of any fiscal quarter set forth below to be less than the ratio set forth opposite such date below:

------------------------------------   ----------------------------
        Fiscal Quarter Ended                      Ratio
------------------------------------   ----------------------------
------------------------------------   ----------------------------
March 31, 2000                                  1.25:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
June 30, 2000                                   1.25:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
September 30, 2000                              1.25:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
December 31, 2000                               1.25:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
March 31, 2001                                  1.25:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
June 30, 2001                                   1.25:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
September 30, 2001                              1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
December 31, 2001                               1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
March 31, 2002                                  1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
June 31, 2002                                   1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
September 30, 2002                              1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
December 31, 2002                               1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
March 31, 2003                                  1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
June 30, 2003                                   1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
September 30, 2003                              1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
December 31, 2003                               1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
March 31, 2004                                  1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
June 30, 2004                                   1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
September 30, 2004                              1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
December 31, 2004                               1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
March 31, 2005                                  1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
June 30, 2005                                   1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
September 30, 2005                              1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
December 31, 2005                               1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
March 31, 2006                                  1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
June 30, 2006                                   1.5:0.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
September 30, 2006                              1.5:1.00
------------------------------------   ----------------------------
------------------------------------   ----------------------------
December 31, 2006                               1.5:1.00
------------------------------------   ----------------------------

                  8.12 Subsidiaries. The Borrower will not, and will not permit its Subsidiaries to, on and after the Effective Date establish, create or acquire any new Subsidiary unless the Borrower and its Subsidiaries (including such new Subsidiary) comply with Section 7.08.

                  8.13 Restriction on Payment Restrictions Affecting Subsidiaries. The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction (other than pursuant to this Agreement) on the ability of the Borrower's Subsidiaries to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits, owed by the Borrower or pay any Indebtedness owed to the Borrower, (b) make advances or loans to the Borrower or (c) transfer any of its properties or assets to the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) the Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or such Subsidiary,
(iv) customary restrictions on dispositions of real property interests and (v) restrictions on the payment of dividend related to the Title XI guarantee financing documents.

                  8.14 Change in Business The Borrower will not and will not permit any of its Subsidiaries to engage (directly or indirectly) in any business other than the business of the Borrower and its Subsidiaries as of the Effective Date and other businesses reasonably related thereto.

                  8.15 Limitation on Modifications or Prepayment of Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, (i) amend or modify, or permit the amendment or modification of, any provision of the Senior Secured Second Lien Notes Documents or of any agreement relating thereto, (ii) make (or give notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) any Senior Secured Second Lien Note.

                  8.16 Limitation on Issuance of Capital Stock. (a) The Borrower will not directly or indirectly, sell issue, any capital stock which is preferred stock.

                  (b) The Borrower will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and additional issuances which do not decrease the percentage ownership of the Borrower or any of its Subsidiaries in any class of the capital stock of such Subsidiary, (iii) in the case of Foreign Subsidiaries of the Borrower, to qualify directors to the extent required by applicable law, and (iv) Subsidiaries of the Borrower formed after the Effective Date may issue capital stock to the Borrower or the respective Subsidiary of the Borrower which is to own such stock in accordance with the requirements of Section 7.08 and (v) pursuant to mergers and consolidations permitted under Section 8.04(v). All capital stock issued in accordance with this Section 8.16(b) shall, to the extent required by the Pledge Agreement, be delivered to the Collateral Agent for pledge pursuant to the Pledge Agreement.

                  Section 9. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  9.01 Payments. The Borrower shall (i) default in the payment when due of any payment of principal of its Loans or Notes or of any Unpaid Drawing or (ii) default, and such default shall continue for at least three Business Days, in any payment of interest on its Loans or Notes or on any Unpaid Drawing or any Fees or any other amounts owing by it hereunder or thereunder; or

                  9.02 Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be incorrect or misleading in any material respect when made; or

                  9.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 7.06 or any provision of Section 8 or (ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Sections 9.01 and 9.02 and clause (i) of this Section 9.03) contained in this Agreement or any other Credit Document and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Administrative Agent or the Required Lenders; or

                  9.04 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following thirty (30) days, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan or a Foreign Pension Plan has not been timely made, the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064,
4069,  4201,  4204 or 4212 of ERISA or Section  401(a)(29),  4971 or 4975 of the
Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the Borrower or any Subsidiary of the Borrower has incurred liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans, or a "default," within the meaning of Section 4219(c)(5) of ERISA, shall occur with respect to any Plan; any applicable law, rule or regulation is adopted, changed or interpreted, or the interpretation or administration thereof is changed, in each case after the date hereof, by any governmental authority or agency or by any court (a "Change in Law"), or, as a result of a Change in Law, an event occurs following a Change in Law, with respect to or otherwise affecting any Plan; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate, in the reasonable opinion of the Required Lenders, has had, or could reasonably be expected to have, a Material Adverse Effect; or

                  9.05 Security Documents. Any Security Document shall cease to be in full force and effect, or any Lien purported to be created by any Security Document in any of the Collateral purported to be covered thereby shall, for any reason (other than the release of such Lien in accordance with the terms hereof or thereof), cease to be valid or shall cease to have the priorities set forth in this Agreement or the other Credit Documents, or the Borrower shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Security Documents and such default (other than a default arising from the failure to deliver or perfect Collateral) shall continue for at least 30 days after written notice to the Borrower by the Administrative Agent or the Required Lenders; or

                  9.06 Judgments. One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate for the Borrower or any of its Subsidiaries a liability (to the extent not paid or fully covered (subject to a deductible not in excess of 5% of such liability) by insurance) of $2,000,000 or more outstanding at any one time, and either (i) enforcement proceedings shall have been commenced and shall be continuing by any creditor upon such judgments or orders or (ii) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgments or orders, by reason of a pending appeal or otherwise, shall not be in effect; or

                  9.07 Change of Control. A Change of Control shall occur and be continuing; or

                  9.08 Default Under Other Agreements. (a) The Borrower or any of its Subsidiaries shall (i) default in any payment in respect of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided as the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such Indebtedness to become due prior to its stated maturity; or (b) any such Indebtedness (other than the Obligations) of the Borrower or any such Subsidiary shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not constitute an Event of Default pursuant to clause (a) or (b) of this Section 9.08 unless the principal amount of any one issue of such Indebtedness exceeds $2,500,000 or the aggregate amount of all such Indebtedness referred to in clauses (a) and (b) above exceeds $5,000,000 at any one time; or

                  9.09  Bankruptcy,   etc.  (i)  The  Borrower  or  any  of  its
Subsidiaries shall commence voluntary cases concerning themselves under the Bankruptcy Code; or an involuntary case is commenced against the Borrower or any of its Subsidiaries and the petition is not controverted within 10 Business Days, or is not dismissed within 30 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries; or the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or such Subsidiary; or there is commenced against the Borrower or any of its Subsidiaries any such proceeding which remains undismissed for a period of 30 days; or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 30 days; or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or (ii) for any reason, the Confirmation Order or any provision thereof, are reversed, nullified, vacated or rescinded and the effect of which is to subject the Borrower, its Subsidiaries or any of their properties or assets to the proceedings or actions described in clause (i) above; or

                  9.10 Subsidiary Guaranty. After the execution and delivery thereof, the Subsidiary Guaranty or any provision thereof shall cease to be in full force or effect (other than the release of any Subsidiary Guarantor in accordance with the terms hereof or thereof), or any Subsidiary Guarantor or any Person acting by or on behalf of any such Subsidiary Guarantor shall deny or disaffirm such Subsidiary Guarantor's obligations under such Subsidiary Guaranty or any such Subsidiary Guarantor shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed by it pursuant to the Guaranty;

then, and in any such event, and at any time thereafter if any Event of Default shall then be continuing, the Administrative Agent shall upon the written request of the Required Lenders, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note to enforce its claims against the Borrower (provided that if an Event of Default specified in Section
9.09 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses
(i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitments terminated, whereupon the Commitments of each Lender shall forthwith terminate immediately and any Commitment Commission and Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and all Obligations owing hereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) declare all reimbursement obligations in respect of all outstanding Letters of Credit, whether or not then due and payable or matured, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (v) direct the Collateral Agent to enforce any or all of the Liens and security interests created pursuant to this Agreement and the Security Documents; (vi) apply any cash collateral held by the Administrative Agent; and (vii) exercise any other rights or remedies (including, without limitation, set-off rights) under the Credit Documents and applicable law.

                  Section 10.  Definitions.

                  10.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Adjusted Certificate of Deposit Rate" shall mean, on any day, the sum (rounded to the nearest 1/100 of 1%) of (1) the rate obtained by dividing (x) the most recent weekly average dealer offering rate for negotiable certificates of deposit with a three-month maturity in the secondary market as published in the most recent Federal Reserve System publication entitled "Select Interest Rates," published weekly on Form H.15 as of the date hereof, or if such publication or a substitute containing the foregoing rate information shall not be published by the Federal Reserve System for any week, the weekly average offering rate determined by the Administrative Agent on the basis of quotations for such certificates received by it from three certificate of deposit dealers in New York of recognized standing or, if such quotations are unavailable, then on the basis of other sources reasonably selected by the Administrative Agent, by (y) a percentage equal to 100% minus the stated maximum rate of all reserve requirements as specified in Regulation D applicable on such day to a three-month certificate of deposit of a member bank of the Federal Reserve System in excess of $100,000 (including, without limitation, any marginal, emergency, supplemental, special or other reserves), plus (2) the then daily net annual assessment rate as estimated by the Administrative Agent for determining the current annual assessment payable by the Administrative Agent to the Federal Deposit Insurance Corporation for insuring three-month certificates of deposit.

                  "Adjusted Consolidated Net Income" for any period shall mean Consolidated Net Income for such period plus, without duplication, the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization (including amortization of dry docking expenses), deferred tax expense and non-cash interest expense) and net non-cash losses which were included in arriving at Consolidated Net Income for such period less the sum of the amount of all net non-cash gains included in arriving at Consolidated Net Income for such period.

                  "Adjusted Consolidated Working Capital" at any time shall mean Consolidated Current Assets (but excluding therefrom all cash, Cash Equivalents and Foreign Cash Equivalents) less Consolidated Current Liabilities.

                  "Adjusted Total Revolving Loan Commitment" shall mean at any time the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of all Defaulting Lenders.

                  "Administrative Agent" shall mean BTCo, as administrative agent for this Agreement, and any successor administrative agent appointed under
Section 11.09.

                  "Affected Eurodollar Loans" shall have the meaning provided in
Section 4.02(B)(a).

                  "Affiliate" shall mean, with respect to any Person, any other Person (i) directly or indirectly controlling (including, but not limited to, all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person, or (ii) that directly or indirectly owns more than 10% of the voting securities of such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of Voting Securities, by contract or otherwise.

                  "Agents"   shall  mean  the   Administrative   Agent  and  the
Collateral Agent.

                  "Aggregate Unutilized Revolving Loan Commitments" shall mean, at any time, the amount equal to (i) the Total Revolving Loan Commitment less
(ii) the sum of (x) the aggregate outstanding principal amount of Revolving Loans and Swingline Loans and (y) the aggregate Letter of Credit Outstandings.

                  "Agreement" shall mean this Credit Agreement, as modified, supplemented or amended from time to time.

                  "Applicable Margin" shall mean (A) in the case of Tranche A Term Loans and Revolving Loans that are maintained as (x) Base Rate Loans, 2.25%, and (y) Eurodollar Loans, 3.25%, (B) in the case of Tranche B Term Loans that are maintained as (x) Base Rate Loans, 2.75% and (y) Eurodollar Loans,
3.75% and (c) in the case of Tranche C Term Loans that are maintained as (x) Base Rate Loans, 3.25% and (y) as Eurodollar Loans, 4.25%.

                  "Assignment   and   Assumption   Agreement"   shall  mean  the
Assignment   and   Assumption   Agreement  in  the  form  of  Exhibit  N  hereto
appropriately completed.

                  "Assignor"   shall  mean  the  Borrower  and  each  Subsidiary
Guarantor.

                  "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy", as in effect from time to time.

                  "Bankruptcy Court" shall mean the United States Bankruptcy Court for the District of Delaware presiding over the chapter 11 cases of the Borrower and Subsidiary Guarantors under consolidated Case No. 99-30 24 (PJW).

                  "Base Rate" at any time shall mean the higher of (x) the per annum rate of interest which is 1/2 of 1% in excess of the Adjusted Certificate of Deposit Rate and (y) the Prime Lending Rate as in effect from time to time.

                  "Base Rate Loans" shall mean any Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                  "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "Borrowing" shall mean the incurrence of one Type of Loan of a single Tranche from all the Lenders having Commitments for the respective Tranche (or from the Swingline Lender in the case of Swingline Loans) on a given date (or resulting from conversions or continuations on a given date), having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

                  "BTCo" shall have the meaning provided in the first paragraph of this Agreement.

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the interbank Eurodollar market.

                  "Capitalized Lease Obligations" of any Person shall mean all rental obligations which, under GAAP, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with GAAP.

                  "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States, is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit of any commercial bank or trust company having, or which is the principal banking subsidiary of a bank holding company or trust company organized under the laws of the United States, any State thereof, the District of Columbia, or any foreign jurisdiction having capital, surplus and undivided profits aggregating in excess of $200,000,000, with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc., any having such ratings and in each case maturing not more than one year after the date of acquisition by such Person, (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above and (vi) demand deposit accounts maintained in the ordinary course of business not in excess of $100,000 in the aggregate.

                  "CERCLA" shall mean the Comprehensive Environmental Response Compensation and Liability Act of 1980, as same may be amended from time to time.

                  "Change  in Law" shall have the  meaning  provided  in Section
9.04 of this Agreement.

                  "Change of Control" shall mean (a) the acquisition, whether directly or indirectly, after the Effective Date by any Person or "group" as defined in Section 13(d) (3) of the Securities Exchange Act of 1934, as amended, of (i) shares, or the right to vote shares, constituting more than 30% of the common stock or other voting securities of the Borrower or (ii) the power to elect a majority of the Borrower's board of directors, (b) the election of a majority of the Borrower's board of directors which does not consist of Continuing Directors or (c) a "change of control" or similar event under the Senior Secured Second Lien Indenture.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

                  "Collateral" shall mean all the "Collateral" referred to in the Security Documents.

                  "Collateral Agent" shall mean BTCo acting as collateral agent pursuant to this Agreement and the Security Documents.

                  "Commitment" shall mean any of the Commitments of any Lender, i.e., whether the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment, the Tranche C Term Loan Commitment or the Revolving Loan Commitment.

                  "Commitment  Commission"  shall have the  meaning  provided in
Section 3.01(a).

                  "Company"  shall  mean  any  corporation,   limited  liability
company, partnership or other business entity (and the adjectival form thereof, where appropriate).

                  "Concentration  Account"  shall have the  meaning  provided in
Section 6.25.

                  "Confidential  Material"  shall have the  meaning  provided in
Section 12.13.

                  "Confidentiality Agreement" shall mean an agreement in the form of Exhibit O hereto.

                  "Confirmation  Order"  shall  have  the  meaning  provided  in
Section 5.01(d).

                  "Consolidated Capital Expenditures" shall mean, the aggregate of all expenditures by the Borrower and its Subsidiaries which should be capitalized in accordance with GAAP, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance, dry docking and repairs which should be capitalized in accordance with GAAP) and the amount of Capitalized Lease Obligations incurred by the Borrower and its Subsidiaries which are required to be reflected in the consolidated balance sheet of the Borrower and its Subsidiaries.

                  "Consolidated Cash Interest Expense", shall mean, for any period, the portion of Consolidated Interest Expense paid in cash.

                  "Consolidated Current Assets" shall mean, at any time, the consolidated current assets of the Borrower and its Subsidiaries.

                  "Consolidated Current Liabilities" shall mean, at any time, the consolidated current liabilities of the Borrower and its Subsidiaries at such time plus the principal amount of outstanding Revolving Loans and Swingline Loans.

                  "Consolidated EBIT" shall mean, for any period, the Consolidated Net Income of the Borrower and its Subsidiaries, before
Consolidated Net Interest Expense and provision for taxes and without giving effect to any extraordinary gains or losses or gains or losses from sales of assets other than inventory sold in the ordinary course of business.

                  "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the amount of all amortization of intangibles, all amounts accounted for as deferred dry docking expenses and depreciation, all non-cash charges in respect of pension and retiree benefits, in each case that were deducted in arriving at Consolidated EBIT for such period.

                  "Consolidated Fixed Charges" shall mean, for any period, the sum during such period of (i) Consolidated Cash Interest Expense, (ii) cash taxes paid, (iii) mandatory principal repayments of Indebtedness and (iv) Consolidated Capital Expenditures.

                  "Consolidated Net Income" shall mean, for any period, the consolidated net after tax income of the Borrower and its Subsidiaries determined in accordance with GAAP.

                  "Consolidated  Interest  Expense"  shall mean, for any period, the total consolidated interest expense of the Borrower and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the Borrower and its Subsidiaries representing the interest factor for such period.

                  "Consolidated Subsidiaries" shall mean, as to the Borrower, all Subsidiaries of the Borrower and all other Persons (including the Lightship Tanker Entities) which are consolidated with the Borrower for financial reporting purposes in accordance with GAAP.

                  "Consolidated   Working   Capital"  at  any  time  shall  mean
Consolidated Current Assets less Consolidated Current Liabilities (but excluding the current portion of the Term Loans).

                  "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or
(y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Continuing   Directors"  shall  mean  the  directors  of  the
Borrower on the Effective Date and each other director if such director's nomination for the election to the board of directors of the Borrower is recommended by a majority of the other Continuing Directors.

                  "Credit  Documents"  shall  mean  this  Agreement,   and  once
executed and delivered pursuant to the terms of this Agreement, each Note, each Security Document and the Subsidiary Guaranty.

                  "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit.

                  "Credit Party" shall mean the Borrower and each Subsidiary Guarantor.

                  "Customary Permitted Liens" shall mean
                 (i) Liens (other than any Lien imposed under ERISA) for taxes, assessments or charges of any government authority or claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with the provisions of generally accepted accounting principles;

                (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens (other than any Lien imposed under ERISA) imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP or which in the aggregate do not detract from the value of the Borrower or any Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Borrower or such Subsidiary;

               (iii) licenses, leases or subleases granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of the Borrower and its Subsidiaries taken as a whole;

                (iv) easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions and other similar charges or encumbrances, and minor title deficiencies, in each case whether now or hereafter in existence, not securing Indebtedness and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

                 (v) rights of tenants, subtenants, franchisees or parties in possession (other than a debtor in possession, trustee in bankruptcy or receiver of the Borrower), or options or rights of first refusal, whether pursuant to leases, subleases, franchise agreements, other occupancy agreements or otherwise, if such rights were vested on the Effective Date or created thereafter in the ordinary course of business in transactions permitted under this Agreement;

                (vi) any interest or title of a lessor, sublessor, licensee or licensor under any lease or license agreement permitted by this Agreement;

               (vii) Liens in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) held by such banking institutions incurred in the ordinary course of business and which are within the general parameters customary in the banking industry;

              (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of customs duties in connection with the importation of goods;

                (ix) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the purchase or sale of goods entered into by the Borrower or any of its Subsidiaries in the ordinary course of business in accordance with the past practices of the Borrower and its Subsidiaries; and

                 (x) deposits made to secure statutory obligations in the form of excise taxes.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

                  "DIP Facility" shall have the meaning provided in the recitals to this Agreement.

                  "Disclosure Statement" shall mean the disclosure statement in the form of the Debtors' Disclosure Statement with respect to the First Amended Joint Plan of Reorganization pursuant to Section 1125 of the Bankruptcy Code, dated November 1, 1999.

                  "Dividend" with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for consideration any shares of any class of its capital stock outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of such Person outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

                  "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States (expressed in dollars).

                  "Domestic Subsidiary" shall mean each Subsidiary of the Borrower incorporated or organized in the United States or any State or territory thereof.

                  "Drawing" shall have the meaning provided in Section 2.04(b).

                  "Effective Date" shall have the meaning provided in Section 5.01.

                  "Eligible Transferee" shall mean and include a commercial bank, financial institution or other institutional "accredited investor" (as defined in Regulation D of the Securities Act).

                  "Employment Agreements" shall mean any employment related agreements to which the Borrower and/or the Subsidiary Guarantors is a party.

                  "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

                  "Environmental  Law"  means  any  applicable  federal,  state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy or rule of common law now or hereafter in effect and in each case as amended, or any binding judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, to the extent binding on the Borrower or any of its Subsidiaries, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 USC. ss. 1251 et seq.; the Toxic Substances Control Act, 15 USC. ss. 2601 et seq.; the Clean Air Act, 42 USC. ss. 7401 et seq.; the Safe Drinking Water Act, 42 USC. ss. 3803 et seq.; the Oil Pollution Act of 1990, 33 USC. ss. 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 USC. ss. 11001 et seq.; the Hazardous Material Transportation Act, 49 USC. ss. 1801 et seq.; and the Occupational Safety and Health Act, 29 USC. ss. 651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" (i) within the meaning of
Section 414(b), (c), (m) or (o) of the Code or (ii) as a result of the Borrower or a Subsidiary of the Borrower being or having been a general partner of such person.

                  "Escrow Agreement" shall mean the escrow agreement created for the interest paid under the Senior Secured Second Lien Notes.

                  "Eurodollar Loan" shall mean any Loan (excluding Swingline Loans) designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                  "Eurodollar Rate" shall mean (a) the offered quotation to first-class banks in the New York interbank Eurodollar market by the Administrative Agent for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of the Administrative Agent with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded off to the nearest 1/100 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

                  "Event of Default" shall have the meaning  provided in Section
9.

                  "Excess Cash Flow" shall mean, for any period, the remainder of (a) the sum of (i) Adjusted Consolidated Net Income for such period, and (ii) the decrease, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period, minus (b) the sum of (i) the amount of Consolidated Capital Expenditures made by the Borrower and its Subsidiaries on a consolidated basis during such period, in each case except to the extent financed with the proceeds of Indebtedness or pursuant to Capitalized Lease Obligations, (ii) the aggregate amount of permanent principal payments of Indebtedness for borrowed money of the Borrower and its Subsidiaries and the permanent repayment of the principal component of Capitalized Lease Obligations of the Borrower and its Subsidiaries or deposits for debt service reserves (including, without limitation reserve fund payments required to be deposited pursuant to Title XI guarantee financing documents, (excluding (1) payments with proceeds of sale of assets, (2) payments with the proceeds of other Indebtedness or equity and (3) payments of Loans or other Obligations, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled Repayment under Section 4.02(A)(d), 4.02(A)(e) or 4.02(A)(f) (but not as a reduction to the amount of Scheduled Repayments pursuant to another provision of this Agreement) or (y) made as a voluntary prepayment pursuant to Section 4.01 with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans or Swingline Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment)) during such period and (iii) the increase, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period.

                  "Excess Cash Payment Date" shall mean the date occurring 120 days after the last day of each fiscal year of the Borrower, beginning with the fiscal year of the Borrower ending December 31, 2000.

                  "Excess Cash Payment Period" shall mean, with respect to the repayment required on each Excess Cash Payment Date, the immediately preceding fiscal year of the Borrower.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Existing  Indebtedness"  shall have the  meaning  provided in
Section 6.19.

                  "Existing Indebtedness Agreements" shall have the meaning provided in Section 5.01(q).

                  "Existing Letters of Credit" shall mean the letters of credit of the Borrower outstanding on the Effective Date.

                  "Facing  Fee"  shall  have the  meaning  provided  in  Section
3.01(b).

                  "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

                  "Fees" shall mean all amounts payable pursuant to or referred to in Section 3.01.

                  "First Preferred Vessel Value" shall have the meaning provided in Section 8.09.

                  "Fixed Charge Coverage Ratio" shall mean, for any period, the ratio of (x) Consolidated EBITDA for such period plus (i) $20 million for the period ending December 31, 2000, (ii) $15 million for the period ending March 31, 2001 and (iii) $10 million for each period ending on the last day of each fiscal quarter thereafter to (y) Consolidated Fixed Charges for such period.

                  "Foreign Cash Equivalents"  shall mean, as to any Person,  (i)
securities issued or directly and fully guaranteed or insured by a foreign nation (i.e., nations other than the United States or any agency or instrumentality thereof), provided that the full faith and credit of such nation is pledged in support thereof having maturities of not more than one year from such date of acquisition, (ii) time deposits and certificates of deposit of any foreign commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of any foreign nation or any state, province, district, or jurisdiction thereof, having capital, surplus and undivided profits aggregating in excess of $200,000,000, with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated or organized in any foreign nation rated at least A-1 or the equivalent thereof by Standard & Poor's Rating Services or at least P-1 or the equivalent thereof of Moody's Investors Service, Inc. and in each case maturing not more than one year after the date of acquisition by such Person,
(v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above and (vi) demand deposit accounts maintained in the ordinary course of business.

                  "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

                  "Foreign   Subsidiary"  shall  mean  each  Subsidiary  of  the
Borrower which is not a Domestic Subsidiary.

                  "GAAP" shall have the meaning provided in Section 12.07(a).

                  "Governmental Authority" shall mean any government, parliament, legislature, regulatory authority, agency, commission, tribunal, department, commission, board, instrumentality, court, arbitration board or arbitrator or other law, regulation or rule making entity (including a Minister of the Crown) having or purporting to have jurisdiction on behalf of, or pursuant to the laws of, any country in which any Credit Party is organized, continued, amalgamated, merged or otherwise created or established or in which any Credit Party carries on business or holds property, or any province, territory, state, municipality, district or political subdivision of any such country or of any such state, province or territory of such country.

                  "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," "dangerous goods," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority under Environmental Laws.

                  "Hedging Agreement" shall mean any interest rate protection contracts, foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in interest rates or currency or commodity values.

                  "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all liabilities of the types described in clauses (i), (ii), (iv), (v), (vi) and (vii) secured by any Lien on any property owned by such Person (to the extent of the value of the respective property), whether or not such liabilities have been assumed by such Person,
(iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all Contingent Obligations of such Person (other than Contingent Obligations arising from the guaranty by such Person of the obligations of the Borrower and/or its Subsidiaries to the extent that such guaranteed obligations do not constitute Indebtedness and are permitted hereunder), (vi) all obligations of such Person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., "take-or-pay" or other similar arrangements and (vii) all obligations of such Person under Hedging Agreements, provided that Indebtedness shall not include Trade Payables and accrued expenses, in each case arising in the ordinary course of business.

                  "Insurance  Assignments"  shall have the  meaning  provided in
Section 5.01(n).

                  "Insurance  Proceeds"  shall  have  the  meeting  provided  in
Section 4.02(A)(j).

                  "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

                  "Interest Period" shall have the meaning provided in Section 1.09.

                  "Issuing Lender" shall mean BTCo (or any affiliate of BTCo, which shall include, without limitation Deutsche Bank AG, New York Branch) and any Lender which at the request of the Borrower and with the consent of the Administrative Agent agrees, in such Lender's sole discretion, to become an Issuing Lender for the purpose of issuing Letters of Credit pursuant to Section
2. The sole Issuing Lender on the Effective Date is BTCo.

                  "LC Sublimit" shall have the meaning provided in Section 2.01(c).

                  "L/C Supportable Obligations" shall mean any obligations of the Borrower and its Subsidiaries entered into in compliance with law and this Agreement.

                  "Lender"  shall  mean  each  financial  institution  listed on
Schedule I, as well as any Person which becomes a "Lender" hereunder pursuant to Sections 1.13 and 12.04(b).

                  "Lender Default" shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.03(c) or (ii) a Lender having notified in writing the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Sections 1.01 or
2.03 or having otherwise repudiated its Commitment.

                  "Letter of Credit" shall have the meaning provided in Section 2.01(a).

                  "Letter  of Credit  Fee" shall have the  meaning  provided  in
Section 3.01(b).

                  "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate of the Stated Amount of each outstanding Letter of Credit in respect of which the Termination Date has not occurred and (ii) the aggregate amount of all Unpaid Drawings.

                  "Letter of Credit Request" shall have the meaning  provided in
Section 2.02(a).

                  "Leverage Ratio" shall mean, for any period, the ratio of (i) Indebtedness for borrowed money and reimbursement obligations in respect of letters of credit (including Letters of Credit) on the last day of such period to (ii) Consolidated EBITDA for the Test Period most recently ended; provided that Consolidated EBITDA for the Test Periods ending March 31, 2000, June 30, 2000 and September 30, 2000, Consolidated EBITDA shall be multiplied by 4, 2 and 4/3, respectively.

                  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other applicable personal property security legislation in any jurisdiction or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

                  "Lightship Tanker Entities" shall mean Lightship Tanker Holdings, L.L.C., Lightship Partners, L.P., Lightship Tankers I, L.L.C., Lightship Tankers II, L.L.C., Lightship Tankers III, L.L.C., Lightship Tankers IV, L.L.C., Lightship Tankers V, L.L.C., Delaware Tanker Holdings I, Inc., Delaware Tanker Holdings II, Inc., Delaware Tanker Holdings III, Inc., Delaware Tanker Holdings IV, Inc., Delaware Tanker Holdings V, Inc. and Tankers L.L.C.

                  "Loan" shall mean each Tranche A Term Loan, each Tranche B Term Loan, each Tranche C Term Loan, each Revolving Loan, and each Swingline Loan.

                  "Majority Lenders" of any Tranche shall mean the Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

                  "Management Agreements" shall mean any material agreements with members of, or with respect to, the management of the Borrower or any of its Subsidiaries.

                  "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

                  "Material Adverse Effect" shall mean a material adverse change in the business, properties, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

                  "Maturity Date" shall mean with respect to any Tranche of Loans, the Tranche A Term Loan Maturity Date, the Tranche B Term Loan Maturity Date, the Tranche C Term Loan Maturity Date, the Revolving Loan Maturity Date as the case may be.

                  "Maximum Swingline Amount" shall mean $5,000,000.

                  "Mortgaged Vessels" shall have the meaning provided in Section 5.01(l), and shall include any Vessels which become subject to a Vessel Mortgage in accordance with Section 7.08.

                  "Minimum Borrowing Amount" shall mean (i) for Term Loans and Revolving Loans maintained as Base Rate Loans, $2,500,000, (ii) for Term Loans and Revolving Loans maintained as Eurodollar Loans, $5,000,000 and (iii) for Swingline Loans, $50,000.

                  "Net Sale Proceeds" shall mean for any sale, lease, transfer or other disposition of assets of the Borrower or any of its Subsidiaries, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received by the Borrower or any of its Subsidiaries from such sale, lease, transfer or other disposition, net of transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions, taxes payable (or reasonably estimated to be payable) within one year of the disposition and reasonable legal, advisory and other fees and expenses, including title and recording expenses and reasonable expenses incurred for preparing such assets for sale, associated therewith) and the amount of such gross cash proceeds required to be used to repay any Indebtedness (other than Indebtedness of the Lenders pursuant to this Agreement) which is senior to the Indebtedness of the Lenders pursuant to this Agreement and secured by the assets sold.

                  "Non-Defaulting Lender" shall mean and include each Lender other than a Defaulting Lender.

                  "Note" shall mean each Tranche A Term Note, each Tranche B Term Note, each Tranche C Term Note, each Revolving Note and the Swingline Note.

                  "Note Subsidiary Guaranty" shall be the guaranty of the obligations of the Borrower under the Senior Secured Second Lien Notes as set forth in the Senior Secured Second Lien Documents.

                  "Notice of  Borrowing"  shall  have the  meaning  provided  in
Section 1.02(a).

                  "Notice of Conversion/Continuation" shall have the meaning provided in Section 1.06.

                  "Notice Office" shall mean the office of the Administrative Agent shown opposite its name on the signature pages hereof, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                  "Obligations"   shall   mean   all   amounts   owing   to  the
Administrative Agent, the Collateral Agent, any Issuing Lender or any Lender pursuant to the terms of this Agreement or any other Credit Document.

                  "Participant" shall have the meaning provided in Section 2.03(a).

                  "Payment Office" shall mean the office of BTCo located at 130 Liberty Street, New York, New York or such other office as the Administrative Agent may designate to the Borrower from time to time.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA or any successor thereto.

                  "Permitted  Existing Liens" shall have the meaning provided in
Section 8.01(i).

                  "Permitted Liens" shall have the meaning provided in Section 8.01.

                  "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Plan" shall mean any pension plan, as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of), the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed or had an obligation to contribute to such plan.

                  "Plan Effective Date" shall mean the "Effective Date" under and as defined in the Reorganization Plan.

                  "Pledge Agreement" shall have the meaning provided in Section 5.01(k), and shall include any pledge agreement entered into in accordance with
Section 7.08.

                  "Prime Lending Rate" shall mean the per annum rate of interest which BTCo announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                  "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or the Borrower from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Projections" shall mean the projections of the Borrower dated December 15, 1999 and delivered to the Lenders prior to the Effective Date.

                  "Proportionate Share" shall mean, with respect to any Lender, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender's Revolving Loan Commitment, and the denominator of which shall be the Total Revolving Commitment, or, if the Total Revolving Loan Commitments are terminated, a fraction the numerator of which shall be the amount of such Lender's outstanding Revolving Loans and the denominator of which shall be the aggregate amount of then outstanding Revolving Loans, of all the Lenders.

                  "Quarterly Payment Date" shall mean the last Business Day of April, July, October and January occurring after the Effective Date.

                  "RCRA" shall mean the Resource Conservation and Recovery Act, as same may be amended from time to time 42 USC.ss.6901 et seq.

                  "Real Property" shall mean all of the right, title and interest of any Person in and to land, improvements and fixtures, including leaseholds.

                  "Recovery Event" shall mean the receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable
(i) by reason of theft, loss, physical destruction or damage, condemnation action or conveyance in lieu thereof or any other similar event with respect to any property or assets of the Borrower or any of its Subsidiaries, (ii) under any policy of insurance required to be maintained under Section 7.03 or (iii) by any condemning authority (or any authority receiving a conveyance in lieu of condemning the subject property).

                  "Register" shall have the meaning provided in Section 12.14.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "Release"  means  any  spilling,  leaking,  pumping,  pouring,
emitting,  emptying,   discharging,   injecting,  escaping,  leaching,  dumping,
disposing or migration into the environment.

                  "Released Creditors" shall mean and include all creditors holding any claims relating to Indebtedness or preferred stock or otherwise of the Borrower or its Subsidiaries (or their predecessors in interest) which are repaid, converted into equity, cancelled or extinguished in connection with the consummation of the Reorganization Plan.

                  "Reorganization Plan" shall mean the Plan of Reorganization in the form of the Debtors' First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated November 1, 1999, and all exhibits and annexes thereto, as modified by the Confirmation Order.

                  "Replaced Lender" shall have the meaning provided in Section 1.13.

                  "Replacement  Lender"  shall  have  the  meaning  provided  in
Section 1.13.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection .22, .23, .25, .27, or .28 of PBGC Regulation Section 4043.

                  "Required Lenders" at any time shall mean Non-Defaulting Lenders whose outstanding Term Loans and Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans, and Proportionate Share of outstanding Swingline Loans and Letters of Credit Outstandings) represent an amount greater than 50% of the sum of all outstanding Term Loans of Non-Defaulting Lenders and the Adjusted Total Revolving Loan Commitment (or, if the Adjusted Total Revolving Loan Commitment has been terminated, of the Adjusted Total Revolving Loan Commitment as in effect immediately prior to such termination).

                  "Responsible Officer" shall mean the Chief Financial Officer, the Chief Executive Officer (or any person having a similar capacity), any senior vice-president, director of treasury and finance and any other officer designated by the Chief Financial Officer of the Borrower acceptable to the Administrative Agent.

                  "Returns" shall have the meaning provided in Section 6.09.

                  "Revolving Loan" shall have the meaning provided in Section 1.01(d).

                  "Revolving Loan Commitment" shall mean, for each Lender, the amount set for the opposite such lender's name in Schedule I hereto directly below the column entitled "Revolving Loan Commitment", as same may be reduced from the time pursuant to Sections 3.02, 3.03, 4.02 and/or 9 or adjusted from time to time as a result of assignments to or from such Lender pursuant to
Section 1.13 or 12.04(b).

                  "Revolving Loan Maturity Date" shall mean December 15, 2004.

                  "Revolving Note" shall have the meaning provided in Section 1.05(e).

                  "SEC" shall have the meaning provided in Section 7.01(d).

                  "Scheduled   Repayments"   shall  mean   Tranche  A  Scheduled
Repayments, Tranche B Scheduled Repayments, and Tranche C Scheduled Repayments.

                  "Second Preferred Mortgage" shall have the meaning provided in
Section 5.01(l).

                  "Section 4.04(b)(ii) Certificate" shall have the meaning provided in Section 4.04(b)(ii).

                  "Security  Agreement"  shall  have  the  meaning  provided  in
Section 5.01(i), and shall include any security agreement entered into in accordance with Section 7.08.

                  "Security Documents" shall mean all contracts, instruments and other documents now or hereafter executed and delivered in connection with this Agreement (including Section 7.08), pursuant to which liens and security interests are granted to the Collateral Agent for the benefit of the Lenders, including without limitation, each Vessel Mortgage, the Security Agreement, the Insurance Assignments, and the Pledge Agreement.

                  "Senior Secured Second Lien Documents" shall mean all documents and agreements evidencing or entered in connection with the issuance of the Senior Secured Second Lien Notes, including the Senior Secured Second Lien Indenture, the guaranty executed substantially in the form of exhibit E thereto, and the Escrow Agreement, as the same may be modified, amended or supplemented from time to time in accordance with the terms hereof or thereof.

                  "Senior Secured Second Lien Indenture" shall mean the Indenture, dated December 15, 1999, between the Borrower and State Street Bank and Trust Company of Connecticut, N.A., as Trustee as the same may be modified, amended or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Senior Secured Second Lien Notes" shall mean the Borrower's senior secured second lien notes, issued pursuant to the Senior Secured Second Lien Indenture in accordance with Section 5.01(t), as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

                  "Shareholder Agreements" shall mean all agreements entered into by the Borrower or any of its Subsidiaries governing the terms and relative rights of their capital stock.

                  "Standby Letters of Credit" shall have the meaning provided in
Section 2.01(a) of this Agreement.

                  "Stated Amount" of each Letter of Credit shall mean the maximum amount available to be drawn thereunder, determined without regard to whether any conditions to drawing could then be met, as such amount may be reduced from time to time in accordance with the terms of such Letter of Credit (determined without regard to whether any conditions to drawing could then be met).

                  "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any limited liability company, partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time. For purposes of this Agreement the Lightship Entities shall not be considered Subsidiaries of the Borrower so long as their liabilities and obligations are without recourse to, and are not and do not become liabilities or obligations of, the Borrower and its other Subsidiaries.

                  "Subsidiary Guarantor" shall mean each direct and indirect Subsidiary of the Borrower designated as "Subsidiary Guarantor" on Schedule II hereto, and each new Subsidiary created or acquired in accordance with Section 7.08.

                  "Subsidiary  Guaranty"  shall  have the  meaning  provided  in
Section 5.01(j),  and shall include any guaranty entered into in accordance with
Section 7.08.

                  "Swingline Expiry Date" shall mean the date which is two Business days prior to the Revolving Loan Maturity Date.

                  "Swingline Lender" shall mean BTCo.

                  "Swingline Loan" shall have the meaning provided in Section 1.01(e).

                  "Swingline Note" shall have the meaning provided in Section 1.05(a).

                  "Syndication Date" shall mean that date upon which the Administrative Agent determines (and notifies the Borrower) that the primary syndication has been completed.

                  "Taxes" shall have the meaning provided in Section 4.04.

                  "Tax Sharing Agreements" shall mean all tax sharing, tax allocation and other similar agreements entered into by the Borrower and/or any of its Subsidiaries.

                  "Term Loan" shall mean each Tranche A Term Loan, each Tranche B Term Loan and each Tranche C Term Loan.

                  "Term Loan Commitment" shall mean each Tranche A Term Loan Commitment, each Tranche B Term Loan Commitment and each Tranche C Term Loan Commitment, with the Term Loan Commitment of any Lender at any time to equal the sum of its Tranche A Term Loan Commitment, Tranche B Term Loan Commitment and each Tranche C Term Loan Commitment as then in effect.

                  "Termination Date" shall mean with respect to each Letter of Credit (x) if no drawing is made thereunder, the final expiration date thereof or such earlier date on which such Letter of Credit was cancelled and returned to the respective Issuing Lender or (y) if a drawing or drawings are made thereunder, the date of payment of the final drawing thereunder as provided by the terms thereof.

                  "Test Period" shall mean (i) for the first three Test Periods ending after the Effective Date, the periods beginning on January 1, 2000 and ending on March 31, 2000, June 30, 2000 and September 30, 2000, respectively (in each case taken as one accounting period) and (ii) for each Test Period ending thereafter, the four consecutive fiscal quarters then ended (taken as one accounting period).

                  "Total Commitments" shall mean, at any time, the sum of the Commitments of each of the Lenders (which on the Effective Date shall be $225,000,000).

                  "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Lenders (which on the Effective Date shall be $25,000,000).

                  "Total Term Loan Commitment" shall mean, at any time, the sum of the total Tranche A Term Loan Commitment, Total Tranche B Term Loan Commitment and Total Tranche C Term Loan Commitment (which on the Effective Date shall be $200,000,000).

                  "Total Tranche A Term Loan Commitment" shall mean, at any time, the sum of the Tranche A Term Loan Commitments of each of the Lenders (which on the Effective Date shall be $75,000,000).

                  "Total Tranche B Term Loan Commitment" shall mean, at any time, the sum of the Tranche B Term Loan Commitments of each of the Lenders (which on the Effective Date shall be $30,000,000).

                  "Total Tranche C Term Loan Commitment" shall mean, at any time, the sum of the Tranche C Term Loan Commitments of each of the Lenders (which on the Effective Date shall be $95,000,000).

                  "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of the then Total Revolving Loan Commitment, less the sum of the aggregate principal amount of Revolving Loans and Swingline Loans then outstanding plus the then aggregate amount of Letter of Credit Outstandings.

                  "Trade  Letters of Credit" shall have the meaning  provided in
Section 2.01(a) of this Agreement.

                  "Trade Payables" shall mean, as of any date of determination, the accounts payable of the Borrower determined in accordance with generally accepted accounting principles in favor of trade vendors.

                  "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being four separate Tranches, i.e., Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Revolving Loans.

                  "Tranche  A  Scheduled   Repayment"  shall  have  the  meaning
provided in Section 4.02(A)(d).

                  "Tranche A Scheduled Repayment Date" shall have the meaning provided in Section 4.02(A)(d).

                  "Tranche  A Term  Loan"  shall have the  meaning  provided  in
Section 1.01(a).

                  "Tranche A Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I hereto directly below the column entitled "Tranche A Term Loan Commitment" as same may be (x) reduced from time to time pursuant to Sections 3.03, 4.02 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 or 12.04(b).

                  "Tranche A Term Loan Maturity Date" shall mean December 15, 2004.

                  "Tranche  A Term  Note"  shall have the  meaning  provided  in
Section 1.03(a)

                  "Tranche  B  Scheduled   Repayment"  shall  have  the  meaning
provided in Section 4.02(A)(e).

                  "Tranche B Scheduled Repayment Date" shall have the meaning provided in Section 4.02(A)(e).

                  "Tranche  B Term  Loan"  shall have the  meaning  provided  in
Section 1.01(b).

                  "Tranche B Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I hereto directly below the column entitled "Tranche B Term Loan Commitment", as same may be (x) reduced from time to time pursuant to Sections 3.03, 4.02 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 or 12.04(b).

                  "Tranche B Term Loan Maturity Date" shall mean December 15, 2005.

                  "Tranche  B Term  Note"  shall have the  meaning  provided  in
Section 1.05(a).

                  "Tranche  C  Scheduled   Repayment"  shall  have  the  meaning
provided in Section 4.02(A)(f).

                  "Tranche C Scheduled Repayment Date" shall have the meaning provided in Section 4.02(A)(f).

                  "Tranche  C Term  Loan"  shall have the  meaning  provided  in
Section 1.01(c).

                  "Tranche C Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I hereto directly below the column entitled "Trance C Term Loan Commitment", as same may be (x) reduced from time to time pursuant to Sections 3.03, 4.02 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 or 12.04(b).

                  "Tranche C Term Loan Maturity Date" shall mean December 15, 2006.

                  "Tranche  C Term  Note"  shall have the  meaning  provided  in
Section 1.05(a).

                  "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan or a Eurodollar Loan.

                  "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                  "Unfunded Current Liability" of any Plan means the amount, if any, by which the value of the accumulated plan benefits under the Plan determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of
Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

                  "United States" and "US" shall each mean the United States of America.

                  "Unpaid Drawings" shall have the meaning provided in Section 2.04(a).

                  "Unutilized Revolving Loan Commitment" shall mean for each Lender, at any time, the amount, if positive, equal to (x) such Lender's
Revolving Loan Commitment at such time less (y) the sum of (i) the aggregate outstanding principal amount of all Revolving Loans made by such Lender and (ii) such Lender's Proportionate Share of the Letter of Credit Outstandings at such time that have not been converted to Revolving Loans.

                  "Unutilized Excess Cash Flow" shall mean for any period, the Excess Cash Flow of the Borrower and its Subsidiaries in excess of the amount required to be applied to repay Term Loans or reduce the Total Revolving Loan Commitment pursuant to the terms of this Agreement.

                  "Vessel" shall mean, collectively, all vessels owned by the Borrower and its Subsidiaries, and, individually, any of such vessels.

                  "Vessel Mortgages" shall have the meaning provided in Section 5.01(l), and shall include any vessel mortgages entered into in accordance with
Section 7.08.

                  "Waivable  Repayment"  shall  have  the  meaning  provided  in
Section 4.02(B)(c).

                  "Warrants"   shall  have  the  meaning   provided  in  Section
4.02(A)(h).

                  "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation, 100% of whose capital stock (other than directors' qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any limited liability company, partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

                  "Working Capital Ratio" shall mean the ratio of Consolidated Current Assets to Consolidated Current Liabilities.

                  "written" or "in writing" shall mean any form of written communication or a communication by means of telex, telecopier or facsimile device, telegraph or cable.

                  "Year 2000 Problem" shall mean any significant risk that computer hardware or software used in the Borrower's or its respective
Subsidiaries' business or operations will not store and provide data input information without creating an ambiguity as to the century.

                  10.02 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes, any other Credit Document or any certificate or other document made or delivered pursuant hereto.

                  (b) As used herein and in the Notes, any other Credit Document and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection 10.01 and accounting terms partly defined in subsection 10.01 to the extent not defined, shall have the respective meanings given to them under GAAP.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

                  Section 11.  The Administrative Agent.

                  11.01 Appointment. (a) Each Lender hereby designates BTCo as Administrative Agent (for purposes of this Section 11, the term "Administrative Agent" shall include BTCo as Administrative Agent, and as Collateral Agent). Each Lender hereby irrevocably authorizes, and each holder of any Note or participation in any Letter of Credit by the acceptance of a Note or participation shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement and the Notes and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of their duties hereunder by or through its agents or employees.

                  (b) The provisions of this Section 11 are solely for the benefit of the Administrative Agent, and the Lenders, and neither the Borrower nor any of the Borrower's Subsidiaries shall have any rights as a third party beneficiary of any of the provisions hereof (other than Sections 11.09. In performing its functions and duties under this Agreement, the Administrative Agent and the Collateral Agent shall act solely as agents of the Lenders and do not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrower or any of the Borrower's Subsidiaries.

                  11.02 Nature of Duties of Administrative Agent. The Administrative Agent shall not have duties or responsibilities except those expressly set forth in this Agreement and the other Credit Documents. Neither the Administrative Agent, nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or the other Credit Documents a fiduciary relationship in respect of any Lender; and nothing in this Agreement or the other Credit Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or the other Credit Documents except as expressly set forth herein or therein.

                  11.03  Lack  of  Reliance   on   Administrative   Agent.   (a)
Independently and without reliance upon the Administrative Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial or other condition and affairs of the Borrower and its Subsidiaries in connection with the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and its Subsidiaries, and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Revolving Loans or at any time or times thereafter.

                  (b) The Administrative Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement or the other Credit Documents or the financial or other condition of the Borrower or any of its Subsidiaries. The Administrative Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or the other Credit Documents, or the financial condition of the Borrower or any of Borrower's Subsidiaries, or the existence or possible existence of any Default or Event of Default, unless specifically requested to do so in writing by any Lender.

                  11.04 Certain Rights of the Administrative Agent. The Administrative Agent shall have the right to request instructions from the Required Lenders at any time. If the Administrative Agent shall request instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Agreement or the other Credit Documents, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders, and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

                  11.05 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person. The Administrative Agent may consult with legal counsel (including counsel for the Borrower with the consent of the Borrower and with respect to matters concerning the Borrower and its Subsidiaries), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  11.06 Indemnification of Administrative Agent. To the extent the Administrative Agent and its advisors are not reimbursed and indemnified by the Borrower, each Lender will reimburse and indemnify the Administrative Agent and its advisors in proportion to its respective outstandings credit expense, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable counsel fees and disbursements) or disbursements of any kind or nature whatsoever (including all reasonable expenses) which may be imposed on, incurred by or asserted against the Administrative Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement or for any payments made by the Administrative Agent to its advisors; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. The agreements contained in this Section shall survive any termination of this Agreement and the other Credit Documents and the payment in full of the Obligations.

                  11.07 The Administrative Agent in Its Individual Capacity. With respect to its obligation to lend under this Agreement, the Loans made by them and the Notes issued to it, and its participation in Letters of Credit issued hereunder, the Administrative Agent shall have the same rights and powers hereunder as any other Lender or holder of a Note or participation interests and may exercise the same as though it was not performing the duties specified herein; and the terms "Lenders," "Required Lenders," "holders of Revolving Notes," or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower or any Affiliate of the Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

                  11.08 Holders of Notes. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

                  11.09 Successor Administrative Agent. (a) The Administrative Agent may, upon five Business Days' notice to the Lenders and the Borrowers, resign at any time (effective pursuant to the following provisions of this
Section 11.09) by giving written notice thereof to the Lenders and the Borrower. Such resignation of the Administrative Agent shall also operate as a resignation as an Issuing Lender. Upon any such resignation, the Required Lenders shall have the right, upon five days' notice and approval by the Borrower (which approval shall not be unreasonably withheld or delayed), to appoint a successor Administrative Agent (which shall also serve as a successor Issuing Lender). If no successor Administrative Agent (i) shall have been so appointed by the Required Lenders and (ii) shall have accepted such appointment, within thirty days after the retiring Administrative Agent's giving of notice of resignation, then, upon five days' notice and approval by the Borrower (which approval shall not be unreasonably withheld or delayed), the retiring Administrative Agent, on behalf of the Lenders, may appoint a successor Administrative Agent, which shall also serve as a successor Issuing Lender. In the event that no successor Administrative Agent is appointed pursuant to the foregoing provisions, the Administrative Agent's resignation shall become effective on the date which is forty-five days after the retiring Administrative Agent's giving of notice of resignation, and the Required Lenders shall perform the duties of the Administrative Agent hereunder.

                  (b) Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                  11.10 Actions with Respect to Defaults. In addition to the Administrative Agent's right to take actions on its own accord as permitted under this Agreement, the Administrative Agent shall take such action with respect to an Event of Default as shall be directed by the Required Lenders; provided that until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable and in the best interests of the Lenders.

                  11.11 Delivery of Information. The Administrative Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by the Administrative Agent from the Borrowers, any Subsidiary, the Required Lenders, any Lender or any other Person under or in connection with this Agreement or any other Credit Document except (i) as specifically provided in this Agreement or any other Credit Document and (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of the Administrative Agent at the time of receipt of such request and then only in accordance with such specific request.

                  Section 12.  Miscellaneous.

                  12.01 Payment of Expenses, etc. The Borrower shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of White & Case LLP and local counsel) in connection with the preparation, execution, delivery and administration of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Administrative Agent in connection with its syndication efforts with respect to this Agreement and of the Administrative Agent and, following and during the continuation of an Event of Default, each of the Lenders in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and, following and during the continuation of an Event of Default, for each of the Lenders) which expenses shall include, without being limited to the cost of record searches, the reasonable fees and expenses of attorneys and paralegals, all reasonable costs and expenses incurred by the Administrative Agent in opening bank accounts, depositing checks, electronically or otherwise receiving and transferring funds, and any charges imposed on the Administrative Agent due to insufficient funds of deposited checks and the standard fees of the Administrative Agent relating thereto, collateral examination fees and expenses, reasonable fees and expenses of accountants, appraisers or other consultants, experts or advisors employed or retained by the Administrative Agent; (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; (iii) pay all reasonable fees, expenses and disbursements of any Lender or Agent and their counsel incurred in connection with the filing and recordation of the Collateral Agent's liens and security interests pursuant to the Security Documents and with UCC searches and maritime registry searches and obtaining vessel abstracts and similar documentation from the Coast Guard National Vessel Documentation Center and any other maritime authority; and (iv) indemnify the Administrative Agent, and each Lender, and each of their respective officers, directors, employees, representatives (each, an "Indemnitee") from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) (all of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements collectively, the "Indemnified Amounts") incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the Administrative Agent, or any Lender is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by the Borrower or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by the Borrower or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state, provincial and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against the Borrower, any of its Subsidiaries or any Real Property owned or at any time operated by the Borrower or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified); provided, however, that the Borrower shall not have any obligation to any Indemnitee for any Indemnified Amounts to the extent such Indemnified Amounts resulted from the gross negligence or willful misconduct of such Indemnitee as determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay or hold harmless the Administrative Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

                  12.02 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.05, 4.04, 12.01 and 12.06 shall, subject to Section 12.15 (to the extent applicable), survive the execution and delivery of this Agreement and the Notes and the making and repayment of the Loans.

                  12.03 Notices.  Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to the Borrower, at the Borrower's address specified opposite its signature below; if to any Lender, at its address specified opposite its signature below; and if to the Administrative Agent, at its Notice Office; or, as to any Credit Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails with first-class postage prepaid, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent or the Borrower shall not be effective until received by the Administrative Agent or the Borrower, as the case may be.

                  12.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any Credit Document without the prior written consent of the Lenders. Each Lender may at any time grant participations in any of its rights hereunder or under any of the Notes to another financial institution, including, without limitation, investment funds, provided that in the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, except that the participant shall be entitled to the benefits of Sections 1.10, 2.04 and 4.04 to the extent that such Lender would be entitled to such benefits if the participation had not been entered into or sold, and, provided further, that no Lender shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates), or reduce the principal amount thereof (it being understood that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (i)), or increase such participant's participating interest in any Commitment over the amount thereof then in effect (it being understood that (x) a waiver of any Default or Event of Default or of a mandatory prepayment, shall not constitute a change in the terms of any Commitment and (y) an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) release all or substantially all of the Collateral which support the Loans in which such participant is participating (except as expressly permitted in any Credit Documents), (iii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement, (iv) reduce the percentage specified in the definition of Required Lenders or (v) amend, modify or waive any provision of this Section 12.04.

                  (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may, with the consent of the
Administrative Agent (which consent shall not be unreasonably withheld or delayed), (x) assign all or a portion of its Revolving Loan Commitments (and related outstanding obligations hereunder) and/or its outstanding Term Loans to
(i) its parent company or individual parent and/or any Affiliate of such Lender which is at least 50% owned by such Lender, its parent company or individual parent or (ii) to one or more Lenders or (iii) in the case of any Lender that is a fund that invests primarily in bank loans, any other fund that invests primarily in bank loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Revolving Loan Commitment (and related outstandings) and outstanding principal amount of Term Loans hereunder to one or more Eligible Transferees, treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee, each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that, (i) at such time Schedule I shall be deemed modified to reflect the Commitments (and/or outstanding Term Loans, as the case may be) of such new Lender and of the existing Lenders, (ii) upon surrender of the old Notes, new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (and/or outstanding Term Loans, as the case may be), (iii) the Administrative Agent shall receive at the time of each such assignment from the assigning or assignee Lender other than an assignment to an affiliate of such Lender, the payment of a non-refundable assignment fee of $3,500 and (iv) in connection with any assignment described in clause (y) above, so long as no Event of Default exists at the time of such assignment, the consent of the Borrower shall be required (which consent shall not be unreasonably withheld or delayed) and, provided further, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 12.14 hereof. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to Section 1.13 or this Section 12.04(b) would, at the time of such assignment, result in increased costs under Sections 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

                  (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its rights under this Agreement and/or its Loans and/or Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with the consent of the Administrative Agent, any Lender which is a fund may pledge all or any portion of its Notes or Loans to a trustee for the benefit of investors and in support of its obligation to such investors).

                  12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent, any Issuing Lender or any Lender or any holder of a Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and the Administrative Agent, any Issuing Lender or any Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent, any Issuing Lender or any Lender or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, any Issuing Lender, the Lenders or the holder of any Note to any other or further action in any circumstances without notice or demand.

                  12.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrowers in respect of any Obligations of the Borrower hereunder or under any Credit Document, it shall distribute such payment to the Lenders (other than any Lender which has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                  (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 12.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, different payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

                  12.07 Calculations; Computations. (a) The financial statements to be furnished to the Administrative Agent on behalf of the Lenders pursuant hereto shall be made and prepared in accordance with generally accepted accounting policies and principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Administrative Agent on behalf of the Lenders) (with the foregoing generally accepted accounting principles herein called "GAAP"). All calculations and computations determining compliance with Section 8 shall utilize accounting principles and policies in conformity with those used to prepare the financial statements referred to in
Section 6.06(a).

                  (b) All computations of interest, Commitment Commission and Fees hereunder shall be made by the Administrative Agent on the basis of a year of 360 days or 365 or 366 days, as the case may be, in the case of interest on Base Rate Loans for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Commission or Fees are payable.

                  (c) All interest payments to be made under this Agreement will be paid without allowance or deduction for deemed re-investment or otherwise, both before and after maturity and before and after default and/or judgment, if any, until payment of the amount on which such interest is accruing, and interest will accrue on overdue interest, if any.

                  12.08 Governing Law. This Agreement and the other Credit Documents and the rights and obligations of the Borrower hereunder and thereunder shall be construed in accordance with and be governed by the law of the State of New York.

                  12.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

                  12.10 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  12.11 Amendment or Waiver. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Party thereto and the Required Lenders; provided, however, that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) with Obligations being directly affected thereby, (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates), or reduce the principal amount thereof (except to the extent repaid in cash),
(ii) amend, modify or waive any provision of this Section 12.11 (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be provided with similar protections to those set forth in this Section 12.11 on substantially the same basis as the Term Loans and Revolving Loan Commitment are included on the Effective Date),
(iii) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date), (iv) release all or substantially all of the Collateral from the security interests and Liens created pursuant to the Credit Documents (except as set forth in the Credit Documents), or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (v) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment, shall not constitute an increase of the Commitment of any Lender, and that increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (w) without the consent of the Issuing Lender, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit or without the consent of the Swingline Lender, alter its rights or obligations in respect of Swingline Loans, (x) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 11 as same applies to such Administrative Agent or any other provision as same relates to the rights or obligations of such Administrative Agent, (y) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (z) without the consent of the Required Lenders of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Lenders of each Tranche in the case of an amendment to the definition of Majority Lenders), amend the definition of Majority Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Majority Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date) or alter the required application of any prepayments or repayments (or commitment reductions), as between the various Tranches, pursuant to Section 4.01 or 4.02 (excluding Sections 4.02(A)(d), (e) and (f)) (although
(x) the Required Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long as the relative application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered and (y) if additional Tranches of Term Loans are extended after the Effective Date with the consent of the Required Lenders as required above, such Tranches may be included on a pro rata basis (as is originally done with the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans) in the various prepayments or repayments required pursuant to Sections 4.01 and 4.02 (excluding Sections 4.02(A)(d), (e) and (f) and any section providing Scheduled Repayments for any new Tranche of Term Loans). Notwithstanding anything to the contrary contained herein, the modifications contemplated by Section 12.04, to the extent needed to make new Lenders party to this Agreement, shall be permitted in accordance with the terms thereof. All amendments effected in compliance with this Section 12.11 shall be effective and enforceable against all parties hereto.

                  (b) If, in connection with any proposed change, waiver, discharge or termination to or of any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to
Section 12.11(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described below, to replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination, provided that in any event the Borrower shall not have the right to replace a Lender, terminate its Revolving Loan Commitments or repay its Loans solely as a result of the exercise of such Lender's right pursuant to clause (i) of Section 12.11(a) not to have its Commitment increased (and the withholding of any required consent by such Lender).

                  12.12 Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 12.12 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective Lender prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes giving rise to such increased costs after (and not reasonably expected to occur after) the date of the respective transfer).

                  12.13 Confidentiality. (a) Subject to the provisions of clause
(b) of this Section 12.13, each Lender agrees that it will use its best efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or to another Lender if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 12.13 to the same extent as such Lender) any information with respect to the Borrower or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Borrower to the Lenders in writing as confidential (collectively, the "Confidential Material"), provided that any Lender may disclose any Confidential Material (a) as may be required in any report, statement or testimony submitted to any municipal, state, provincial or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States, or elsewhere) or their successors, (b) as may be required in respect to any summons or subpoena or in connection with any litigation, (c) in order to comply with any law, order, regulation or ruling applicable to such Lender, (d) to the Administrative Agent or the Collateral Agent and (e) to any prospective or actual transferee or participant in connection with any contemplated transfer of any of the Notes or Commitments or any interest therein by such Lender, provided that such prospective transferee or participant executes a Confidentiality Agreement with such Lender containing provisions substantially the same as to those contained in this Section.

                  (b) Each Credit Party hereby acknowledges and agrees that each Lender may share with any of its Affiliates any Confidential Material related to any Credit Party (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Credit Parties, provided such Affiliate shall be subject to the provisions of this Section 12.13 to the same extent as such Lender).

                  12.14 Registry. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 12.14, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such
Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to
Section 12.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 12.14.

                 12.15 Limitation on Additional Amounts, etc. Notwithstanding anything to the contrary contained in Sections 1.10, 1.11, 2.05 or 4.04 of this Agreement, unless a Lender gives notice to the Borrowers that they are obligated to pay an amount under any such Section within one year after the later of (x) the date the Lender incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (y) the date such Lender has actual knowledge of its expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrower pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be, to the extent the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs one year prior to such Lender giving notice to the Borrowers that they are obligated to pay the respective amounts pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be. This Section 12.15 shall have no applicability to any Section of this Agreement other than said Sections 1.10, 1.11, 2.05 or 4.04.

                 12.16 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of the Borrower but in any event excluding assets held in trust for any such Person against and on account of the Obligations and liabilities of the Borrower to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.



                                        HVIDE MARINE INCORPORATED


                                        BANKERS TRUST COMPANY


                                        MEESPIERSON CAPITAL CORP.